Document and Entity Information	12 Months Ended
Dec. 31, 2011
Document Information [Line Items]
Document Type	20-F
Amendment Flag	false
Document Period End Date	Dec 31, 2011
Document Fiscal Year Focus	2011
Document Fiscal Period Focus	FY
Trading Symbol	NCTY
Entity Registrant Name	THE9 LTD
Entity Central Index Key	0001296774
Current Fiscal Year End Date	--12-31
Entity Well-known Seasoned Issuer	No
Entity Current Reporting Status	Yes
Entity Filer Category	Accelerated Filer
Entity Common Stock, Shares Outstanding	28,783,929

CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS	12 Months Ended
	Dec. 31, 2011 USD ($)	Dec. 31, 2011 CNY	Dec. 31, 2010 CNY	Dec. 31, 2009 CNY
Revenues:
Online game services	$ 17,325,820	109,046,980	106,471,474	795,969,183
Other revenues	543,164	3,418,618	2,042,108	6,660,168
Revenue, Net, Total	17,868,984	112,465,598	108,513,582	802,629,351
Sales taxes	(967,452)	(6,089,044)	(5,675,992)	(42,113,498)
Net revenues	16,901,532	106,376,554	102,837,590	760,515,853
Cost of services	(6,215,223)	(39,117,993)	(103,256,343)	(712,472,751)
Gross profit (loss)	10,686,309	67,258,561	(418,753)	48,043,102
Operating expenses:
Product development	(33,702,780)	(212,121,930)	(139,431,649)	(114,443,552)
Sales and marketing	(14,378,478)	(90,496,700)	(63,290,886)	(112,517,602)
General and administrative	(27,751,521)	(174,665,299)	(112,692,772)	(225,051,424)
Impairment of equipment, intangible assets and goodwill	0	0	(37,949,452)	(78,871,643)
Total operating expenses	(75,832,779)	(477,283,929)	(353,364,759)	(530,884,221)
Other operating income	4,129,872	25,993,004	0	0
Loss from operations	(61,016,598)	(384,032,364)	(353,783,512)	(482,841,119)
Interest income, net	4,832,674	30,416,367	23,183,239	30,501,101
Other income (expenses), net	(103,750)	(652,993)	19,258,286	61,840,303
Loss before income tax benefit (expense), gain on investment disposal, impairment loss on investments and share of loss in equity investments	(56,287,674)	(354,268,990)	(311,341,987)	(390,499,715)
Income tax benefit (expense)	(26)	(165)	(7,368,020)	5,535,866
Loss before gain on investment disposal, impairment loss on investments and share of loss in equity investments	(56,287,700)	(354,269,155)	(318,710,007)	(384,963,849)
Gain on investment disposal	7,059,979	44,434,802	6,827,900	0
Impairment loss on investments	0	0	(196,115,321)	(22,412,269)
Share of loss in equity investments, net of taxes	(530,928)	(3,341,607)	(10,713,295)	(2,555,515)
Net loss	(49,758,649)	(313,175,960)	(518,710,723)	(409,931,633)
Less: Net loss attributable to noncontrolling interest	(4,583,172)	(28,846,029)	(19,099,129)	(4,779,226)
Net loss attributable to holders of ordinary shares	(45,175,477)	(284,329,931)	(499,611,594)	(405,152,407)
Net loss	(49,758,649)	(313,175,960)	(518,710,723)	(409,931,633)
Other comprehensive loss:
Transfer to earnings of other- than-temporary impairment loss on available-for-sale investments	0	0	0	(13,643,131)
Currency translation adjustments	(683,973)	(4,304,857)	(2,511,883)	0
Comprehensive loss	(50,442,622)	(317,480,817)	(521,222,606)	(423,574,764)
Less: Comprehensive loss attributable to noncontrolling interest	(4,652,048)	(29,279,528)	(19,514,314)	(4,779,226)
Comprehensive loss attributable to holders of ordinary shares	$ (45,790,574)	(288,201,289)	(501,708,292)	(418,795,538)
Net loss attributable to holders of ordinary shares per share
- Basic and diluted	$ (1.81)	(11.39)	(19.89)	(15.94)
Weighted average number of shares outstanding
- Basic and diluted	24,956,197	24,956,197	25,121,679	25,414,620

CONSOLIDATED BALANCE SHEETS	Dec. 31, 2011 USD ($)	Dec. 31, 2011 CNY	Dec. 31, 2010 CNY
Current assets:
Cash and cash equivalents	$ 170,280,085	1,071,725,828	1,416,189,294
Accounts receivable, net of allowance for doubtful accounts of 2010:RMB22.2 million, 2011: nil	1,597,564	10,054,911	10,712,252
Advances to suppliers	534,765	3,365,755	52,054,494
Prepayments and other current assets	10,495,900	66,060,141	63,969,737
Prepaid royalties	2,471,642	15,556,270	15,615,493
Deferred costs	302,372	1,903,099	2,911,937
Total current assets	185,682,328	1,168,666,004	1,561,453,207
Investments in equity investees	11,447,774	72,051,143	74,843,710
Available-for-sale investments	1,007,658	6,342,100	0
Property, equipment and software	9,614,551	60,513,021	58,061,464
Goodwill	1,594,524	10,035,775	10,548,323
Intangible assets	25,340,949	159,493,400	17,647,842
Land use right	12,080,908	76,036,026	77,956,936
Other long-term assets	12,036,512	75,756,603	56,827,902
Total assets	258,805,204	1,628,894,072	1,857,339,384
Current liabilities:
Accounts payable (including accounts payable of the consolidated VIEs without recourse to the Group of 24,878,129 and 18,844,789 as of December 31, 2010, and December 31, 2011, respectively)	7,014,703	44,149,842	46,948,658
Other taxes payable (including other taxes payable of the consolidated VIEs without recourse to the Group of 2,995,044 and 3,042,253 as of December 31, 2010, and December 31, 2011, respectively)	921,175	5,797,785	5,437,764
Advances from customers (including advances from customers of the consolidated VIEs without recourse to the Group of 6,574,768 and 16,115,067 as of December 31, 2010, and December 31, 2011, respectively)	4,291,548	27,010,571	7,101,645
Deferred revenue (including deferred revenue of the consolidated VIEs without recourse to the Group of 13,757,771 and 12,011,822 as of December 31, 2010, and December 31, 2011, respectively)	2,647,292	16,661,791	18,508,169
Refund of game points (including refund of game points of the consolidated VIEs without recourse to the Group of 195,993,716 and 169,998,682 as of December 31, 2010, and December 31, 2011, respectively)	27,010,070	169,998,682	195,993,716
Other payables and accruals (including other payables and accruals of the consolidated VIEs without recourse to the Group of 15,629,966 and 23,037,145 as of December 31, 2010, and December 31, 2011, respectively)	7,611,548	47,906,323	42,328,817
Total current liabilities	49,496,336	311,524,994	316,318,769
Long-term accounts payables(including long-term accounts payables of the consolidated VIEs without recourse to the Group of nil as of both December 31, 2010 and December 31, 2011)	9,535,594	60,016,072	0
Deferred tax liabilities, non-current (including deferred tax liabilities, non-current of the consolidated VIEs without recourse to the Group of nil as of both December 31, 2010 and December 31, 2011)	877,332	5,521,837	5,803,848
Total liabilities	59,909,262	377,062,903	322,122,617
Commitments and contingencies
The9 Limited shareholders' equity
Ordinary shares (US$0.01 par value; 250,000,000 shares authorized as of December 31, 2010 and 2011, 25,124,147 shares issued and outstanding as of December 31, 2010, and 24,456,805 shares issued and outstanding as of December 31, 2011)	317,191	1,996,367	2,051,878
Additional paid-in capital	335,401,996	2,110,986,623	2,091,113,883
Statutory reserves	4,460,189	28,071,982	28,071,982
Accumulated other comprehensive income	(948,229)	(5,968,056)	(2,096,698)
Accumulated deficit	(138,595,499)	(872,306,210)	(587,976,279)
The9 Limited shareholders' equity	200,635,648	1,262,780,706	1,531,164,766
Noncontrolling interest	(1,739,706)	(10,949,537)	4,052,001
Total equity	198,895,942	1,251,831,169	1,535,216,767
Total liabilities and equity	$ 258,805,204	1,628,894,072	1,857,339,384

CONSOLIDATED BALANCE SHEETS (Parenthetical)	Dec. 31, 2011 USD ($)	Dec. 31, 2011 CNY	Dec. 31, 2010 CNY	Dec. 31, 2011 Variable Interest Entity, Primary Beneficiary CNY	Dec. 31, 2010 Variable Interest Entity, Primary Beneficiary CNY
Accounts receivable, allowance for doubtful accounts			22,200,000
Ordinary shares, par value	$ 0.01
Ordinary shares, shares authorized	250,000,000	250,000,000	250,000,000
Ordinary shares, shares issued	24,456,805	24,456,805	25,124,147
Ordinary shares, shares outstanding	24,456,805	24,456,805	25,124,147
Accounts payable, consolidated VIEs	7,014,703	44,149,842	46,948,658	18,844,789	24,878,129
Other taxes payable, consolidated VIEs	921,175	5,797,785	5,437,764	3,042,253	2,995,044
Advances from customers, consolidated VIEs	4,291,548	27,010,571	7,101,645	16,115,067	6,574,768
Deferred revenue, consolidated VIEs	2,647,292	16,661,791	18,508,169	12,011,822	13,757,771
Refund of game points, consolidated VIEs	27,010,070	169,998,682	195,993,716	169,998,682	195,993,716
Other payables and accruals, consolidated VIEs	7,611,548	47,906,323	42,328,817	23,037,145	15,629,966
Long-term accounts payables, consolidated VIEs	9,535,594	60,016,072	0
Deferred tax liabilities, non-current, consolidated VIEs	$ 877,332	5,521,837	5,803,848

CONSOLIDATED STATEMENTS OF CHANGES IN EQUITY	Total USD ($)	Total CNY	Ordinary shares USD ($)	Ordinary shares CNY	Additional paid-in capital USD ($)	Additional paid-in capital CNY	Statutory reserves USD ($)	Statutory reserves CNY	Accumulated other comprehensive income USD ($)	Accumulated other comprehensive income CNY	Retained earnings (deficit) USD ($)	Retained earnings (deficit) CNY	Equity attributable to The9 limited USD ($)	Equity attributable to The9 limited CNY	Noncontrolling interest USD ($)	Noncontrolling interest CNY
Beginning Balance at Dec. 31, 2008		2,719,242,038		2,190,645		2,128,607,581		24,836,354		13,643,131		549,964,327		2,719,242,038		0
Beginning Balance (in shares) at Dec. 31, 2008				26,817,688
Net loss		(409,931,633)		0		0		0		0		(405,152,407)		(405,152,407)		(4,779,226)
Transfer to earnings of other-than-temporary impairment loss on available-for-sale investment		(13,643,131)		0		0		0		(13,643,131)		0		(13,643,131)		0
Currency translation adjustments		0
Comprehensive loss		(423,574,764)												(418,795,538)		(4,779,226)
Issuance of noncontrolling interest		3,094,220		0		0		0		0		0		0		3,094,220
Dividend distribution		(201,028,477)		0		0		0		0		(201,028,477)		(201,028,477)		0
Issuance of ordinary shares from stock option exercise (in shares)				29,067
Issuance of ordinary shares from stock option exercise		1,460,883		1,985		1,458,898		0		0		0		1,460,883		0
Repurchase and retirement of ADSs (in shares)				(1,725,110)
Repurchase and retirement of ADSs		(156,980,596)		(140,918)		(127,927,178)		0		0		(28,912,500)		(156,980,596)		0
Employee share based compensation (in shares)				0
Employee share based compensation		71,236,297		0		70,234,857		0		0		0		70,234,857		1,001,440
Appropriations to statutory reserves		0		0		0		3,235,628		0		(3,235,628)		0		0
Conversion of a loan into equity of a VIE subsidiary		0		0		(2,757,183)		0		0		0		(2,757,183)		2,757,183
Ending Balance at Dec. 31, 2009		2,013,449,601		2,051,712		2,069,616,975		28,071,982		0		(88,364,685)		2,011,375,984		2,073,617
Ending Balance (in shares) at Dec. 31, 2009				25,121,645
Net loss		(518,710,723)		0		0		0		0		(499,611,594)		(499,611,594)		(19,099,129)
Transfer to earnings of other-than-temporary impairment loss on available-for-sale investment		0
Currency translation adjustments		(2,511,883)		0		0		0		(2,096,698)		0		(2,096,698)		(415,185)
Comprehensive loss		(521,222,606)												(501,708,292)		(19,514,314)
Recognition of noncontrolling interest from an acquisition		15,417,870		0		0		0		0		0		0		15,417,870
Issuance of ordinary shares from stock option exercise (in shares)				2,502
Issuance of ordinary shares from stock option exercise		85,004		166		84,838		0		0		0		85,004		0
Employee share based compensation (in shares)				0
Employee share based compensation		30,179,917		0		27,864,312		0		0		0		27,864,312		2,315,605
Purchase of shares of a subsidiary from holders of noncontrolling interest (in shares)				0
Purchase of shares of a subsidiary from holders of noncontrolling interest		(598,739)		0		523,586		0		0		0		523,586		(1,122,325)
Dissolution of two VIEs		(2,100,946)		0		0		0		0		0		0		(2,100,946)
Capital contribution to subsidiaries attributable to noncontrolling interest		0		0		(6,981,392)		0		0		0		(6,981,392)		6,981,392
Issuance of shares by a subsidiary upon exercise of stock options (in shares)				0
Issuance of shares by a subsidiary upon exercise of stock options		6,666		0		5,564		0		0		0		5,564		1,102
Ending Balance at Dec. 31, 2010		1,535,216,767		2,051,878		2,091,113,883		28,071,982		(2,096,698)		(587,976,279)		1,531,164,766		4,052,001
Ending Balance (in shares) at Dec. 31, 2010				25,124,147
Net loss	(49,758,649)	(313,175,960)		0		0		0		0		(284,329,931)		(284,329,931)		(28,846,029)
Transfer to earnings of other-than-temporary impairment loss on available-for-sale investment	0	0
Currency translation adjustments	(683,973)	(4,304,857)		0		0		0		(3,871,358)		0		(3,871,358)		(433,499)
Comprehensive loss	(50,442,622)	(317,480,817)												(288,201,289)		(29,279,528)
Issuance of noncontrolling interest		2,395,000		0		0		0		0		0		0		2,395,000
Issuance of ordinary shares from stock option exercise (in shares)				61,474
Issuance of ordinary shares from stock option exercise		716,873		3,920		712,953		0		0		0		716,873		0
Repurchase and retirement of ADSs (in shares)				(728,816)
Repurchase and retirement of ADSs		(21,087,153)		(59,431)		(21,027,722)		0		0		0		(21,087,153)		0
Employee share based compensation		53,271,520		0		51,358,820		0		0		0		51,358,820		1,912,700
Purchase of shares of a subsidiary from holders of noncontrolling interest (in shares)				0
Purchase of shares of a subsidiary from holders of noncontrolling interest		(1,205,640)		0		1,565,749		0		0		0		1,565,749		(2,771,389)
Capital contribution to subsidiaries attributable to noncontrolling interest		0		0		(12,741,104)		0		0		0		(12,741,104)		12,741,104
Issuance of shares by a subsidiary upon exercise of stock options (in shares)				0
Issuance of shares by a subsidiary upon exercise of stock options		4,619		0		4,044		0		0		0		4,044		575
Ending Balance at Dec. 31, 2011	$ 198,895,942	1,251,831,169	$ 317,191	1,996,367	$ 335,401,996	2,110,986,623	$ 4,460,189	28,071,982	$ (948,229)	(5,968,056)	$ (138,595,499)	(872,306,210)	$ 200,635,648	1,262,780,706	$ (1,739,706)	(10,949,537)
Ending Balance (in shares) at Dec. 31, 2011			24,456,805

CONSOLIDATED STATEMENTS OF CASH FLOWS	12 Months Ended
	Dec. 31, 2011 USD ($)	Dec. 31, 2011 CNY	Dec. 31, 2010 CNY	Dec. 31, 2009 CNY	Dec. 31, 2011 Subsidiary USD ($)	Dec. 31, 2011 Subsidiary CNY	Dec. 31, 2010 Subsidiary CNY	Dec. 31, 2009 Subsidiary CNY
Cash flows from operating activities:
Net loss	$ (49,758,649)	(313,175,960)	(518,710,723)	(409,931,633)
Adjustments for:
Deferred taxes	0	0	7,407,081	(7,407,081)
(Gain) loss on disposal of property, equipment and software	370,950	2,334,725	(984,264)	(490,369)
Impairment of intangible assets	0	0	33,020,462	27,507,199
Impairment of goodwill	0	0	0	30,199,751
Impairment loss on investments	0	0	196,115,321	22,412,269
Impairment on equipment	0	0	4,928,990	21,164,693
Depreciation and amortization of property, equipment and software	2,369,714	14,914,744	23,856,884	123,028,739
Amortization of land use right	305,202	1,920,910	1,920,911	1,920,908
Amortization of intangible assets	311,195	1,958,630	10,012,288	49,481,516
Share of loss in equity investments, net of taxes	530,928	3,341,607	10,713,295	2,555,515
Gain on investment disposal	(7,059,979)	(44,434,802)	(6,827,900)	0
Allowance for doubtful accounts	0	0	0	855,130
Provision for upfront prepaid royalties and deferred costs	0	0	5,518,917	160,069,079
Provision for due from related party	0	0	1,285,845	0
Provision for prepayments and other current assets	83,250	523,968	200,000	0
Loss on deconsolidation of two VIEs		0	1,082,591	0
Exchange loss (gain)	1,680,191	10,574,954	4,527,477	(1,405,166)
Stock based compensation expense	8,463,992	53,271,520	30,179,917	71,236,297
Issuance of noncontrolling interest	380,527	2,395,000	0	3,094,220
Change in accounts receivable	104,441	657,341	(9,792,038)	6,547,740
Change in due from related party	0	0	(175,421)	(472,716)
Change in advances to suppliers	1,820,160	11,455,907	(10,086,545)	(42,696,308)
Change in prepayments and other current assets	(832,739)	(5,241,174)	11,804,104	32,128,649
Change in prepaid royalties	(111,146)	(699,541)	(21,134,410)	17,227,594
Change in deferred costs	160,288	1,008,838	(1,395,336)	15,778,691
Change in other long-term assets	1,112,182	6,999,964	(18,016,107)	(603,910)
Change in accounts payable	(2,862,960)	(18,019,185)	4,163,941	5,529,144
Change in due to related parties	0	0	0	0
Change in income tax payable	0	0	(29,947)	(26,733)
Change in other taxes payable	265,808	1,672,970	(2,044,225)	(93,146,297)
Change in advances from customers	3,163,210	19,908,926	(2,052,793)	(104,601,759)
Change in deferred revenue	(293,360)	(1,846,378)	7,574,705	(41,111,862)
Change in refund of game points	(4,129,872)	(25,993,004)	0	0
Change in other payables and accruals	885,854	5,575,476	(10,614,609)	5,071,097
Net cash provided by (used in) operating activities	(43,040,813)	(270,894,564)	(247,551,589)	(106,085,603)
Cash flows from investing activities:
Acquisition, net of cash acquired	0	0	(7,512,404)	0
Cash disposed of upon deconsolidation of two VIEs	0	0	(2,207,437)	0
Proceeds from disposal of cost method investee	11,364,655	71,528,002	0	0
Cash paid to acquire equity investees and available-for-sale investments	(5,399,568)	(33,984,340)	(39,093,200)	(26,837,000)
Lending of loans receivable	(476,652)	(3,000,000)	(2,000,000)	(13,660,000)
Collection of loans receivable	321,740	2,025,000	13,660,000	0
Proceeds from disposal of available-for-sale investments	0	0	6,827,900	0
Proceeds from maturities of short-term investments	0	0	0	68,039,221
Proceeds from disposal of property, equipment and software	12,897	81,171	1,500,000	532,644
Proceeds from refund of Investment	4,451,789	28,019,115	0	0
Proceeds from refund of upfront license fees	2,104,482	13,245,400	41,873,102	0
Prepayment and deposits paid for property, equipment and software	(4,538,567)	(28,565,286)	0	0
Purchase of property, equipment and software	(2,791,012)	(17,566,350)	(7,856,721)	(20,452,845)
Purchase of intangible assets	(11,610,255)	(73,073,785)	(12,305,541)	(23,897,622)
Net cash used in investing activities	(6,560,491)	(41,291,073)	(7,114,301)	(16,275,602)
Cash flows from financing activities:
Purchase of additional equity interest in subsidiary	(191,557)	(1,205,640)	(598,739)	0
Proceeds from exercise of stock option	113,900	716,873	85,004	1,460,883	734	4,619	6,666	0
Dividend paid	0	0	0	(201,028,477)
Repurchase of ADSs	(3,350,411)	(21,087,153)	0	(156,980,596)
Net cash provided by (used in) financing activities	(3,427,334)	(21,571,301)	(507,069)	(356,548,190)
Effect of foreign exchange rate changes on cash	(1,701,095)	(10,706,528)	(3,719,092)	1,405,166
Net change in cash and cash equivalents	(54,729,733)	(344,463,466)	(258,892,051)	(477,504,229)
Cash and cash equivalents, beginning of year	225,009,818	1,416,189,294	1,675,081,345	2,152,585,574
Cash and cash equivalents, end of year	170,280,085	1,071,725,828	1,416,189,294	1,675,081,345
Supplemental disclosure of cash flow information:
Cash paid for income taxes	26	165	1,839	6,454,702
Supplemental disclosure of non-cash investing and financing activities:
Accrual related to purchase of property, equipment and software	492,885	3,102,167	886,319	736,608
Accrual related to purchase of intangible assets and related withholding taxes	12,714,125	80,021,430	8,609,510	0
Conversion of a loan into equity of a VIE subsidiary	0	0	0	2,757,183
Receivable on refund of investment in an equity investee	0	0	66,227,000	0
Receivable on refund of upfront licensing fees	$ 0	0	13,245,400	31,410,422

ORGANIZATION AND NATURE OF OPERATIONS	12 Months Ended
Dec. 31, 2011
ORGANIZATION AND NATURE OF OPERATIONS

1. ORGANIZATION AND NATURE OF OPERATIONS

The accompanying consolidated financial statements include the financial statements of The9 Limited (the “Company”), which was incorporated on December 22, 1999 in the Cayman Islands, its subsidiaries and variable interest entities (“VIE subsidiaries” or “VIEs”). The Company’s principal subsidiaries and VIE subsidiaries are as follows as of December 31, 2011:

Name of entity	Date of incorporation	Place of incorporation	Relationship	Interest held
				Direct	Indirect

GameNow.net (Hong Kong) Limited (“GameNow Hong Kong”)	January-00	Hong Kong	Subsidiary	100%	—
The9 Computer Technology Consulting (Shanghai) Co., Ltd. (“The9 Computer”)	June-00	PRC	Subsidiary	—	100%
China The9 Interactive Limited (“C9I”)	October-03	Hong Kong	Subsidiary	—	100%
China The9 Interactive (Shanghai) Limited (“C9I Shanghai”)	February-05	PRC	Subsidiary	—	100%
9Dream Limited (“9Dream”)	July-05	Hong Kong	Subsidiary	100%	—
China The9 Interactive (Beijing) Limited (“C9I Beijing”)	March-07	PRC	Subsidiary	—	100%
Jiu Jing Era Information Technology (Beijing) Limited (“Jiu Jing”)	April-07	PRC	Subsidiary	—	100%
Jiu Tuo (Shanghai) Information Technology Limited (“Jiu Tuo”)	July-07	PRC	Subsidiary	—	100%
China Crown Technology Limited (“China Crown Technology”)	November-07	Hong Kong	Subsidiary	100%	—
Asian Way Development Limited (“Asian Way”)	November-07	Hong Kong	Subsidiary	100%	—
New Star International Development Limited (“New Star”)	January-08	Hong Kong	Subsidiary	100%	—
The9 Development Center Limited (“TDC”)	June-08	Hong Kong	Subsidiary	100%	—
TDC (Asia) Limited (“TDC Asia”)	April-09	British Virgin Islands	Subsidiary	—	100%
Red 5 Studios, Inc. (“Red 5”)	June-05	USA	Subsidiary	—	88% (Note 5)
Red 5 Singapore Pte. Ltd. (“Red 5 Singapore”)*	April-10	Singapore	Subsidiary	100%	—
The9 Interactive, Inc. (“The9 Interactive”)	June-10	USA	Subsidiary	100%	—
The9 Korea Co., Ltd. (“The9 Korea”)	February-11	Korea	Subsidiary	100%	—
Red 5 Korea, LLC (“Red 5 Korea”)	Novermber-10	Korea	Subsidiary	100%	—
Shanghai The9 Information Technology Co., Ltd. (“Shanghai IT”)	September-00	PRC	VIE subsidiary	None (Note 4)
Shanghai Jiucheng Advertisement Co., Ltd. (“Shanghai Jiucheng Advertisement”)	April-07	PRC	Wholly-owned subsidiary of Shanghai IT	None (Note 4)
Hangzhou Fire Rain Network Technology Co., Ltd. (“Fire Rain”)	December-08	PRC	VIE subsidiary	25% (Note 4)
Shenzhen Wanyouyinli Technology Co., Ltd. (“Wanyouyl”)	June-09	PRC	VIE subsidiary	20% (Note 4)
Shanghai Huopu Cloud Computing Terminal Technology Co., Ltd. (“Huopu Cloud”)	December-10	PRC	VIE subsidiary	None (Note 4)
Shanghai Jiushi Interactive Network Technology Co., Ltd. (“Jiushi”)	July-11	PRC	Wholly-owned subsidiary of Huopu Cloud	None
Shanghai Mengxiang Hulian Digital Technology Co., Ltd. (“Mengxiang Hulian”)	December-11	PRC	VIE subsidiary	20% (Note 4)

*	Previously named as The9 Singapore Pte. Ltd.

The Company, its subsidiaries and VIE subsidiaries are collectively referred to as “the Group”. The Group is principally engaged in the development and operation of online games and internet related businesses.

In February 2004, the Group obtained an exclusive license to localize and operate World of Warcraft (“WoW”), a 3D fantasy massively multiplayer online role-playing game (“MMORPG”) in China and commercially launched the localized WoW in June 2005. The license term continued for four years following the commercial launch of the localized WoW. The WoW license was not renewed upon expiration on June 7, 2009. Refer to Note 29 for impairment and certain other charges recorded relating to the expiration and non-renewal of the WoW license for the year ended December 31, 2009.

After the expiration of WoW license, the Group continues to operate and develop online games including MMORPGs, web games, social games, mobile games and TV games. From 2009 onwards, the Group has launched different licensed MMORPGs including Atlantica and Kingdom Heroes 2 Online, as well as proprietary MMORPGs and web and social games including World of Fighter, Winning Goal and Q Jiang San Guo, in mainland China. The Group is also developing various proprietary games, including Shen Xian Zhuan, FireFall, Era Zero and other MMORPGs and web and social games. In 2011, the Group launched The9 Game Zone, which is a mobile game platform in mainland China.

PRINCIPAL ACCOUNTING POLICIES	12 Months Ended
Dec. 31, 2011
PRINCIPAL ACCOUNTING POLICIES

2. PRINCIPAL ACCOUNTING POLICIES

<1> Basis of presentation

The accompanying consolidated financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America (“US GAAP”). Significant accounting policies followed by the Group in the preparation of the accompanying consolidated financial statements are summarized below.

<2> Reclassification

The Group recorded Internet Protocol TV games (“TV games”) service revenue and overseas licensing revenue amounted to RMB0.5 million and RMB4.7 million for the years ended December 31, 2009 and 2010, respectively. Beginning from January 1, 2011, the Group presents TV games service revenue and overseas licensing revenue, which was previously presented under other revenues, as applicable, under “online game services revenue”. The year-over-year comparison of online game services revenue and other revenues have been reclassified to conform to this presentation.

<3> Consolidation

The consolidated financial statements include the financial statements of the Company, its subsidiaries and VIEs in which it has a controlling financial interest. The results of its subsidiaries are consolidated from the date on which the Company obtained control and continue to be consolidated until the date that such control ceases. A controlling financial interest is typically determined when a company holds a majority of the voting equity interest in an entity. However, if the company demonstrates its ability to control the VIEs through its rights to all the residual benefits of the VIEs and its obligation to fund losses of the VIEs then the entity is consolidated. All significant intercompany balances and transactions between the Company, its subsidiaries and VIEs have been eliminated in consolidation.

PRC laws and regulations currently prohibit or restrict foreign ownership of Internet-related business. In September 2009, the General Administration of Press and Publication (“GAPP”) further promulgated the Circular Regarding the Implementation of the Department Reorganization Regulation by State Council and Relevant Interpretation by State Commission Office for Public Sector Reform and the Further Strengthening of the Administration of Pre-approval on Online Games and Approval on Import Online Games (the “GAPP Circular”). It is not clear that the regulatory authority of the GAPP applies to the regulation of ownership structures of online game companies based in the PRC. While the GAPP Circular is applicable to the Group and its business in terms of publication and pre-approval of online games, to date, GAPP has not issued any interpretation of Section 4 of the GAPP Circular to specifically invalidate VIE agreements and, to the Group’s knowledge, has not taken any enforcement action under Section 4 of the GAPP Circular against any of the companies that rely on contractual arrangements with VIEs to operate online games in the PRC. Therefore, the Group believes that its ability to direct the activities of VIEs that most significantly impact their economic performance is not affected by the GAPP Circular.

<4> Use of estimates

The preparation of the consolidated financial statements in conformity with US GAAP requires management to make estimates and assumptions that affected the reported amount of the assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported revenues and expenses during the reported periods. Significant accounting estimates reflected in the Group’s consolidated financial statements include allowance for doubtful accounts, the valuation of non-marketable equity investments and determination of other-than temporary impairment, revenue recognition, assessment of recoverability of long-lived assets and goodwill impairment, estimated useful life of property, equipment and software and intangible assets, share-based compensation expense, consolidation of VIEs, valuation allowances for deferred tax assets, refund of WoW game points, contingencies and fair value measurements related to business combinations including acquired intangible assets. Such accounting policies are impacted significantly by judgments, assumptions and estimates used in the preparation of our consolidated financial statements, and actual results could differ materially from these estimates.

<5> Foreign currency translation

The Group’s reporting currency is Renminbi (“RMB”). The Group’s functional currency with the exception of its subsidiaries, Red 5, Red 5 Singapore and The9 Korea, is the RMB. The functional currency of Red 5, Red 5 Singapore and The9 Korea is United States Dollar (“US$”, or “US dollars”), Singapore Dollar and Korean Won, respectively. Assets and liabilities of Red 5, Red 5 Singapore and The9 Korea are translated at the current exchange rates quoted by the People’s Bank of China (the “PBOC”) in effect at the balance sheet dates. Equity accounts are translated at historical exchange rates and revenues and expenses are translated at the average exchange rates in effect during the reporting period to RMB. Gains and losses resulting from foreign currency translation to reporting currency are recorded in accumulated other comprehensive income (loss) in the consolidated statements of changes in equity for the years presented.

Transactions denominated in currencies other than functional currencies, are translated into functional currencies at the exchange rates prevailing at the dates of the transactions. Gains and losses resulting from foreign currency transactions are included in the consolidated statements of operations and comprehensive income (loss). The aggregate foreign exchange net gain (loss) was RMB1.4 million, RMB(4.5) million and RMB(10.6) million (US$1.7million) for the years ended December 31, 2009, 2010 and 2011, respectively. Monetary assets and liabilities denominated in foreign currencies are translated into functional currencies using the applicable exchange rates at the balance sheet dates. All such exchange gains and losses are included in other income (expense) in the consolidated statements of operations and comprehensive income (loss).

<6> Cash and cash equivalents

Cash and cash equivalents represent cash on hand and highly-liquid investments with an original maturity date of three months or less. At December 31, 2010 and 2011, cash equivalents were comprised primarily of bank deposits. Included in cash and cash equivalents as of December 31, 2010 and 2011 are amounts denominated in US Dollars totaling US$9.2 million and US$16.1 million, respectively.

The RMB is not a freely convertible currency. The PRC State Administration for Foreign Exchange, under the authority of the People’s Bank of China, controls the conversion of RMB into foreign currencies. The value of the RMB is subject to changes in central government policies and to international economic and political developments affecting supply and demand in China’s foreign exchange trading system market. The Company’s aggregate amount of cash and cash equivalents denominated in RMB amounted to RMB1,354.5 million and RMB959.9 million (US$152.5 million) as of December 31, 2010 and 2011, respectively.

<7> Allowance for doubtful accounts

Accounts receivable mainly consist of receivables from prepaid card distributors and third party game platforms, and are recorded net of allowance for doubtful accounts. The Group determines the allowances for doubtful accounts when facts and circumstances indicate that the receivable is unlikely to be collected. Allowances for doubtful accounts are charged to general and administrative expenses. If the financial condition of the Group’s customers were to deteriorate, resulting in an impairment of their ability to make payments, additional allowances may be required. The Company provided allowance for doubtful accounts of RMB22.2 million in 2009 and there is no change in 2010. In 2011, the Company has written off uncollectable accounts receivable and respective provision of RMB22.2 million and there is no additional provision made.

<8> Prepaid royalties and deferred costs

Royalties paid to the licensors of games are initially recognized as prepaid royalties when paid and subsequently recognized as deferred costs upon the customers’ online registration and activation of their cards or online points. Royalties payable to the licensors or receivable from collection agents upon customers’ charging their accounts are initially recorded as deferred costs upon the customers’ online registration and activation of their cards or online points. Deferred costs are then ultimately recognized as cost of services in the consolidated statements of operations and comprehensive income (loss) based upon the actual consumption of game premium features or usage of the game playing time by the customers or when the likelihood that the Group would provide further services to those customers becomes remote.

<9> Investments in equity investees

Equity investments are comprised of investments in privately held companies. The Group uses the equity method to account for an equity investment over which it has the ability to exert significant influence but does not otherwise control. The Group records equity method investments at the cost of acquisition, plus the Group’s share in undistributed earnings and losses since acquisition. For equity investments over which the Group does not have significant influence or control, the cost method of accounting is used.

The Group assesses its equity investments for impairment on a periodic basis by considering factors including, but not limited to, current economic and market conditions, the operating performance of the investees including current earnings trends, the technological feasibility of the investee’s products and technologies, the general market conditions in the investee’s industry or geographic area, factors related to the investee’s ability to remain in business, such as the investee’s liquidity, debt ratios, and cash burn rate and other company-specific information including recent financing rounds. If it has been determined that the equity investment is less than its related fair value and that this decline is other-than-temporary, the carrying value of the investment is adjusted downward to reflect these declines in value.

<10> Available-for-sale investments

Investments in debt and equity securities are, on initial recognition, classified into the three categories: held-to-maturity securities, trading securities and available-for-sale securities. Debt securities that the Company has the positive intent and ability to hold to maturity are classified as held-to-maturity securities and reported at amortized cost. Debt and equity securities that are bought and held principally for the purpose of selling them in the near term are classified as trading securities and reported at fair value, with unrealized gains and losses included in earnings. Debt and equity securities not classified as either held-to-maturity securities or trading securities are classified as available-for-sale securities and reported at fair value, with unrealized gains and losses recognized in accumulated other comprehensive income. As of December 31, 2010 and 2011, the Group did not hold trading securities or held-to-maturity securities.

When there is objective evidence that an available-for-sale investment is impaired, the cumulative losses from declines in fair value that had been recognized directly in other comprehensive income (loss) are removed from equity and recognized in earnings. When the available-for-sale investment is sold, the cumulative fair value adjustments previously recognized in accumulated other comprehensive income are recognized in the current period operating results. When the Group determines that the impairment of an available-for-sale equity security is other-than-temporary, the Group recognizes an impairment loss in earnings equal to the difference between the investment’s cost and its fair value at the balance sheet date of the reporting period for which the assessment is made. When other-than-temporary impairment has occurred for an available-for-sale debt security and the Group intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis less any current-period credit loss, an impairment loss is recognized in earnings equal to the difference between the investment’s amortized cost basis and its fair value at the balance sheet date. The new cost basis will not be changed for subsequent recoveries in fair value. To determine whether a loss is other-than-temporary, the Group reviews the cause and duration of the impairment, the extent to which fair value is less than cost, the financial condition and near-term prospects of the issuer, and the Group’s intent and ability to hold the security for a period of time sufficient to allow for any anticipated recovery of its amortized cost.

<11> Property, equipment and software

Property, equipment and software are stated at cost less accumulated depreciation and amortization. Depreciation and amortization are computed using the straight-line method over the following estimated useful lives:

Leasehold improvements	Respective term of the leases or the estimated useful lives of the leasehold improvements
Computer and equipment	3 to 4 years
Software	5 years
Office furniture and fixtures	3 years
Motor vehicles	5 years
Office buildings	10 to 20 years

<12> Goodwill

Goodwill represents the excess of the purchase price over the fair value of the identifiable assets and liabilities acquired as a result of the Group’s business acquisition. Goodwill is tested for impairment annually or more frequently if events or changes in circumstances indicate that it might be impaired. The Group completes a two-step goodwill impairment test in December of each year. The first step compares the fair value of each reporting unit to its carrying amount, including goodwill. If the fair value of a reporting unit exceeds its carrying amount, goodwill is not considered to be impaired and the second step will not be required. If the carrying amount of a reporting unit exceeds its fair value, the second step compares the implied fair value of goodwill to the carrying value of a reporting unit’s goodwill. The implied fair value of goodwill is determined in a manner similar to accounting for a business combination with the allocation of the assessed fair value determined in the first step to the assets and liabilities of the reporting unit. The excess of the fair value of the reporting unit over the amounts assigned to the assets and liabilities is the implied fair value of goodwill. This allocation process is only performed for purposes of evaluating goodwill impairment and does not result in an entry to adjust the value of any assets or liabilities. An impairment loss is recognized for any excess in the carrying value of goodwill over the implied fair value of goodwill.

<13> Intangible assets

Intangible assets consist primarily of acquired game licenses and in-process research and development and backlog acquired from business combinations.

Acquired game licenses are amortized on a straight-line basis over the shorter of the useful economic life of the relevant online game or license period, which range from two to seven years. Amortization of acquired game licenses commences upon the commercial launch of the related online game.

The Group recognizes intangible assets acquired through business acquisitions as assets separate from goodwill if they satisfy either the “contractual-legal” or “separability” criterion. In-process research and development is indefinite lived until completion or abandonment of the associated research and development efforts.

<14> Land use right

Land use right represents operating lease prepayments to the PRC’s land bureau for usage of the parcel of land where the Group’s office building is located. Amortization is calculated using the straight-line method over the estimated land use right period of 44 years.

<15> Impairment of long-lived assets

The Group evaluates its long-lived assets, including finite-lived intangible assets, for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable or that the useful life is shorter than the Group had originally estimated. The Group assesses the recoverability of the long-lived assets by comparing the carrying amount to the estimated future undiscounted cash flow expected to result from the use of the assets and their eventual disposition. If the sum of the expected undiscounted cash flows is less than the carrying amount of the assets, the Group would recognize an impairment loss based on the fair value of the assets.

Indefinite-lived intangible assets are tested for impairment annually or more frequently if events or changes in circumstances indicate that the asset might be impaired. The impairment test consists of a comparison of the fair value of the intangible asset to its carrying amount. If the carrying amount exceeds the fair value, an impairment loss is recognized equal in amount to that excess.

<16>Revenue recognition

Online game services

The Group earns revenue from provision of online game operation services to players on the Group’s game servers and third party platform and overseas licensing of the online game to other operators. The Group recognizes revenues when persuasive evidence of an arrangement exists, services are delivered or performed, our price is fixed or determinable and collectability is reasonably assured.

Online game services to players on the Group’s game servers

The Group sells its prepaid game cards and prepaid online points for its online game products to distributors who in turn ultimately sell them to players. There are two consumption models for the online game services.

1)	Virtual item / service consumption model – online game services except WoW services

Players can access certain games free of charge, but may purchase game points to acquire in-game premium features. The distribution of points to players is typically made by sales of prepaid game cards and prepaid online points. Fees for prepaid game cards and prepaid online points are deferred when received. Revenue is recognized over the estimated life of the premium features or as the premium features are consumed.

For in-game premium features that are immediately consumed, revenue is recognized upon consumption. For premium features with a stated expiration time, which range from one to 90 days, revenue is recognized ratably over the period starting from when the feature is first used to the expiration time. For perpetual features with no predetermined expiration, revenue is recognized ratably over the estimated average lives of the perpetual features, which are typically less than one year. When estimating the average lives of the in-game perpetual features, the Group considers the average period that players typically play the game, other player behavior patterns, and factors including the acceptance and popularity of expansion packs, promotional events launched, and market conditions. Future usage patterns of players may differ from the historical usage patterns on which the virtual item / service consumption revenue recognition model is based. The Group continually monitors the operational statistics and usage patterns.

2)	Time consumption model – WoW services

Both prepaid cards and prepaid online points provide players with a pre-specified length of game playing time within a specified period of time. All prepaid fees received from distributors are initially recognized as advances from customers. Prepaid fees are recognized as deferred revenue upon the players’ online registration and activation of their cards or online points, and then recognized as revenue based upon the actual usage of the game playing time by players or when the likelihood that it would provide further online game service to those players is remote.

First-time game players are required to purchase CD-Key in order to register a unique code for future game playing. The Group determines whether an arrangement with multiple deliverables consists of more than one unit of accounting and whether such arrangement should be allocated among the separate units of accounting. Determining whether an arrangement consists of more than one unit of accounting and how consideration should be allocated among the separate units of accounting require significant judgment, including judgment with regard to whether the delivered item(s) has value to the customer on a stand-alone basis and the fair value of the undelivered item. Different judgments may result in different amounts and timing of revenue recognized. Such CD-Key fees received from distributors are initially recognized as advances from customers. They are amortized over the shorter of one year or WoW’s remaining license period ended on June 7, 2009, starting from the time when the game players activate the CD-Key. CD-Key fees are also recognized as revenues when the likelihood that it would provide further online game service to those customers is remote.

Online game operation services over third party platform

For social games, TV games and certain web games, while they are also adopting the virtual item / service consumption model, these games are launched on the third party game platforms and mobile carriers. Revenue from social and web games operated through third party game platforms are recognized upon consumption of the in-game premium features with the amount net of remittance to the third party game platforms as the Group does not set the pricing of the in-game currency of the third party game platforms. Revenue from TV games operated through telecom carrier is recognized upon consumption of the in-game premium features with the gross amount received by telecom carrier as the Group is the primary obligor of the game operation. The remittance to telecom carrier is recognized as costs of services when incurred.

Overseas licensing revenue

The Group licenses proprietary online games to operators in overseas market and receives license fees and royalty income in connection with their operation of the games. License fee is recognized over the license period upon the commercialization of the game in the overseas market. Royalty income is recognized when earned, provided that collectability is reasonably assured.

Other revenues

Other revenues include those generated from game operating support, website solutions and advertisement and short message services.

Game operating support, website solutions and advertisement

Game operating support, website solutions and advertisement revenue include revenues generated from providing technical support services, including website development and construction, hardware and software support, training, maintenance and advertisements to other customers. These revenues are recognized when delivery of the advertisement has occurred or when services have been rendered and the collection of the related fees is reasonably assured.

Short message services

The Group contracts with various Chinese mobile carriers for the transmission of wireless short messaging services. Revenue is recognized in the period in which services are performed, provided that no significant obligation remains, collection of receivables is reasonably assured and the amount can be accurately estimated.

Sales tax

The Group is subject to sales tax at a rate of 5% and related surcharges on revenues earned for online game, TV games services, short message services, game operating support, website solutions and advertisement. Sales tax and related charges for revenues earned from the sale of online points are recognized as sales tax in the consolidated statements of operations and comprehensive income (loss) and are deducted from gross revenues to arrive at net revenues.

<17>Advances from customers, deferred revenue, and deferred costs

Online points that have been sold but not activated are recognized as advances from customers. Online points that have been activated but for which online game services will be rendered in the future are recognized as deferred revenue. Deferred revenue is recognized as income based upon the actual consumption of in-game premium features or usage of the playing time by players or when the likelihood that the Group would provide further online game service to those customers is remote. Direct service costs, primarily, prepaid royalties, related to deferred revenue and advances from customers are also deferred. Deferred service costs are recognized in the consolidated statements of operations and comprehensive income (loss) in the period in which the related online game’s prepaid fees are recognized as revenue.

The Group licenses proprietary games to operators in other countries and receives license fees and royalty income. License fee received in advance of the commercialization of the game is recorded in advances from operators.

<18>Cost of services

Cost of services consists primarily of online game royalties, payroll, depreciation, maintenance and rental of operation sites, depreciation and amortization of computer equipment and software, production costs for prepaid game cards, intangible assets amortization and other overhead expenses directly attributable to the services provided.

<19>Product development costs

For software development costs, including online games, to be sold or marketed to customers, the Group expenses software development costs incurred prior to reaching technological feasibility. Once a software product has reached technological feasibility, all subsequent software costs for that product are capitalized until that product is released for marketing. After an online game is released, the capitalized product development costs are amortized over the estimated product life. To date, the Group has essentially completed its software development concurrently with the establishment of technological feasibility, and, accordingly, no costs have been capitalized.

For website and internally used software development costs, the Group expenses all costs that are incurred in connection with the planning and implementation phases of development and costs that are associated with repair or maintenance of the existing websites and software. Costs incurred in the application and infrastructure development phase are capitalized and amortized over the estimated product life. Since the inception of the Group, the amount of costs qualifying for capitalization has been immaterial and, as a result, all website and internally used software development costs have been expensed as incurred.

Product development costs consist primarily of outsourced research and development expenses, payroll, depreciation charge and other overhead expenses for the development of the Group’s proprietary games. Other overhead product development costs include costs incurred by the Group to develop, maintain, monitor, and manage its websites.

<20>Sales and marketing expenses

Sales and marketing expenses consist primarily of advertising and promotional expenses, payroll and other overhead expenses incurred by the Group’s sales and marketing personnel. Advertising expenses in the amount of RMB33.1 million, RMB23.5 million and RMB32.8 million (US$5.2 million) for the years ended December 31, 2009, 2010 and 2011, respectively, were expensed as incurred.

<21>Government grants

Unrestricted government subsidies from local government agencies allowing the Group full discretion to utilize the funds were RMB 57.0 million, RMB23.5 million and RMB1.2 million (US$0.2 million) for the years ended December 31, 2009, 2010 and 2011, respectively, which were recorded in other income in the consolidated statements of operations and comprehensive income (loss).

<22>Share-based compensation

The Group measures the cost of employee services received in exchange for stock-based compensation at the grant date fair value of the share-based awards. The fair value of the share awards were measured using the fair value of shares, while the fair value of the options or equity warrants were measured using the Black-Scholes option pricing model with assumptions made regarding expected term, volatility, risk-free interest rate, and dividend yield.

The expected term represents the period of time that stock-based awards granted are expected to be outstanding. The expected term of stock-based awards granted is determined based on historical data on employee exercise and post-vesting employment termination behavior. Expected volatilities are based on historical volatilities of the Company’s ordinary shares and with consideration of historical volatilities of comparable companies. Risk-free interest rate is based on United States (“US”) government bonds issued with maturity terms similar to the expected term of the stock-based awards.

The Group recognizes compensation expense, net of estimated forfeitures, on all share-based awards on a straight-line basis over the requisite service period, which is generally a one-to-four year vesting period. Forfeiture rate is estimated based on historical forfeiture patterns and adjusted to reflect future changes in circumstances and facts, if any. If actual forfeitures differ from those estimates, the estimates may need to be revised in subsequent periods. The Group uses historical data to estimate pre-vesting option forfeitures and record stock-based compensation expense only for those awards that are expected to vest.

<23>Leases

Leases for which substantially all of the risks and rewards of ownership of assets remain with the leasing company are accounted for as operating leases. Payments made under operating leases net of any incentives received by the Group from the leasing company are charged to the consolidated statements of operations and comprehensive income (loss) on a straight-line basis over the lease periods.

<24>Income taxes

Current income taxes are provided for in accordance with the laws and regulations applicable to the Group as enacted by the relevant tax authorities. Income taxes are accounted for under the asset and liability method. Deferred taxes are determined based upon differences between the financial reporting and tax bases of assets and liabilities at currently enacted statutory tax rates for the years in which the differences are expected to reverse. The effect on deferred taxes of a change in tax rates is recognized as income in the period of change. A valuation allowance is provided on deferred tax assets to the extent that it is more likely than not that such deferred tax assets will not be realized. The total income tax provision includes current tax expenses under applicable tax regulations and the change in the balance of deferred tax assets and liabilities.

The Group recognizes the impact of an uncertain income tax position at the largest amount that is more-likely-than not to be sustained upon audit by the relevant tax authority. Income tax related interest is classified as interest expenses and penalties as income tax expense.

<25>Noncontrolling interest

A noncontrolling interest in a subsidiary or VIE of the Group represents the portion of the equity (net assets) in the subsidiary or VIE not directly or indirectly attributable to the Group. Noncontrolling interests is presented as a separate component of equity in the consolidated balance sheet and modifies the presentation of net income by requiring earnings and other comprehensive income to be attributed to controlling and noncontrolling interest.

<26>Earnings (loss) per share

Basic earnings (loss) per share is computed by dividing net income (loss) attributable to the holders of ordinary shares by the weighted average number of ordinary shares outstanding during the year. Diluted earnings (loss) per share is calculated by dividing net income attributable to the holders of ordinary shares as adjusted for the effect of dilutive ordinary share equivalents, if any, by the weighted average number of ordinary shares and dilutive ordinary share equivalents outstanding during the period. Ordinary share equivalents of stock options and warrants are calculated using the treasury stock method. However, ordinary share equivalents are not included in the denominator of the diluted earnings per share calculation when inclusion of such shares would be anti-dilutive, such as in a period in which a net loss is recorded.

<27>Segment reporting

The Group has one operating segment whose business is developing and operating online games and related services. The Group’s chief operating decision maker is the chief executive officer, who reviews consolidated results when making decisions about allocating resources and assessing performance of the Group. As the Group primarily generates all its revenues from customers in the PRC and almost all the Group’s long lived assets are located in the PRC, no geographical segments are presented.

<28>Comprehensive income (loss)

Comprehensive income (loss) is defined as the change in equity of the Group during a period from transactions and other events and circumstances excluding those resulting from investments by owners and distributions to owners. Comprehensive income (loss) includes such items as net income (loss), foreign currency translation adjustments and unrealized gain (loss) on available-for-sale investments.

<29> Certain risks and concentration

Financial instruments that potentially subject the Group to significant concentrations of credit risk consist primarily of cash and cash equivalents, accounts receivable and prepayments and other current assets. As of December 31, 2010 and 2011, substantially all of the Group’s cash and cash equivalents were held by major financial institutions, which management believes are of high credit worthiness.

For the year ended December 31, 2009, total revenue contributed by WoW was RMB710.3 million, including online game services and WoW-related produce sales, which represented approximately 88% of the Group’s total revenues.

Due to the limited availability of online payment systems in China, a substantial portion of the Group’s sales are carried out via a distribution network composed of third-party distributors. The Group sells in-game items and game playing time primarily through sales of prepaid cards and prepaid online points to its players via Beijing Huiyuan Net Technology Co., Ltd., a national online distributor. Accounts receivable from this national online distributor represent 56% and 9% of the Group’s total accounts receivable as of December 31, 2010 and 2011, respectively.

<30>Acquisitions

The Group measures the consideration it transfers at fair value, which is calculated as the sum of the acquisition-date fair values of the assets transferred, liabilities incurred to former owners of the acquiree, and equity instruments issued. The costs directly attributable to the acquisition are expensed as incurred. Identifiable assets acquired and liabilities assumed are measured separately at their fair value as of the acquisition date, irrespective of the extent of any noncontrolling interest. Contingent consideration is measured at fair value and recorded as a liability. The excess of (i) the total cost of acquisition, fair value of the noncontrolling interests and acquisition-date fair value of any previously held equity interest in the acquiree over (ii) the fair value of the identifiable net assets of the acquiree is recorded as goodwill. If the cost of acquisition is less than the fair value of the net assets of the subsidiary acquired, the difference is recognized directly in the consolidated statement of operations.

<31>Fair value measurements

Fair value is the price that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. When determining the fair value measurements for assets and liabilities required or permitted to be recorded at fair value, the Company considers the principal or most advantageous market in which it would transact and it considers assumptions that market participants would use when pricing the asset or liability. The fair value measurement guidance provides a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. A financial instrument’s categorization within the fair value hierarchy is based upon the lowest level of input that is significant to the fair value measurement as follows:

Level 1 inputs are unadjusted quoted prices in active markets for identical assets that the management has the ability to access at the measurement date.

Level 2 inputs include quoted prices for similar assets in active markets, quoted prices for identical or similar assets in markets that are not active, inputs other than quoted prices that are observable for the asset (i.e., interest rates, yield curves, etc.), and inputs that are derived principally from or corroborated by observable market data by correlation or other means (market corroborated inputs).

Level 3 inputs include unobservable inputs to the valuation methodology that reflect management’s assumptions about the assumptions that market participants would use in pricing the asset. The management develops these inputs based on the best information available, including their own data.

<32>Financial instruments

Financial instruments consist of cash and cash equivalents, accounts receivable, advances to suppliers, prepayments and other current assets, prepaid royalties, accounts payable, advances from customers and long-term accounts payable. The carrying value of the Group’s cash and cash equivalents, accounts receivable, accounts payable, and other short term financial instruments approximate their market values due to the short-term nature of these instruments. The carrying value of long term accounts payable approximates its fair value as the impact to discount the long term payable with interest rate is insignificant. The Group does not use derivative instruments to manage risks.

<33>Recent accounting pronouncements

In May, 2011, the Financial Accounting Standards Board (FASB) issued ASU 2011-04, which expands ASC 820’s existing disclosure requirements for fair value measurements and makes other amendments. These amendments in this update generally represent clarifications of ASC 820, but also include some instances where a particular principle or requirement for measuring fair value or disclosing information about fair value measurements has changed. This update results in common principles and requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP. The amendments in this update are to be applied prospectively. The amendments are effective for the Group during interim and annual periods beginning after December 15, 2011. The adoption of this ASU is not expected to have a significant effect on the Group’s consolidated financial statements.

In June 2011, the FASB issued ASU 2011-05, “Comprehensive Income” (Topic 220) to amend requirements relating to the presentation of comprehensive income. The update eliminates the option to present components of other comprehensive income as part of the statement of changes in stockholders’ equity and provides an entity with the option to present total of comprehensive income, the components of net income, and the components of other comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements. This guidance, which is to be applied retrospectively, is effective for fiscal years, and interim periods within those years, beginning after December 15, 2011. Also, in December 2011, the FASB issued ASU 2011-12 to abrogate the requirement for presentation in the income statement of the effect on net income of reclassification adjustments out of accumulated other comprehensive income as required in ASU 2011-05. The adoption of these ASUs are not expected to have a significant effect on the Group’s consolidated financial statements.

In September 2011, the FASB issued ASU 2011-08, “Testing Goodwill for Impairment” (ASU 2011-08). Under the revised guidance, entities testing for goodwill impairment have an option of performing a qualitative assessment before calculating the fair value for the reporting unit, i.e., Step 1 of the goodwill impairment test. If an entity determines, on a basis of qualitative factors, that the fair value of the reporting unit is more likely than not less than the carrying amount, the first step of the two-step impairment test would be required. If it is not more likely than not that the fair value of the reporting unit is less than the carrying value, then goodwill is not considered to be impaired. ASU 2011-08 does not change how goodwill is calculated or assigned to reporting units, nor does it revise the requirement to test goodwill at least annually for impairment. This ASU is effective for interim and annual periods beginning after December 15, 2011 with early adoption permitted. The adoption of this ASU is not expected to have a significant effect on the Group’s consolidated financial statements.

In December 2011, the FASB has issued an authoritative pronouncement related to Disclosures about Offsetting Assets and Liabilities. The guidance requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. An entity is required to apply the amendments for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. An entity should provide the disclosures required by those amendments retrospectively for all comparative periods presented. The adoption of this ASU is not expected to have a significant effect on the Group’s consolidated financial statements.

CONVENIENCE TRANSLATION	12 Months Ended
Dec. 31, 2011
CONVENIENCE TRANSLATION

3. CONVENIENCE TRANSLATION

The Group, with the exception of its subsidiaries, Red 5, Red 5 Singapore and The9 Korea, maintains its accounting records and prepares its financial statements in RMB. The United States dollar (“US dollar” or “US$”) amounts disclosed in the accompanying financial statements are presented solely for the convenience of the readers at the rate of US$1.00 = RMB6.2939, representing the noon buying rate in the City of New York for cable transfers of RMB, as certified for customs purposes by the Federal Reserve Bank of New York, on December 30, 2011. Such translations should not be construed as representations that the RMB amounts represent, or have been or could be converted into, United States dollars at that or any other rate.

VARIABLE INTEREST ENTITIES	12 Months Ended
Dec. 31, 2011
VARIABLE INTEREST ENTITIES

4. VARIABLE INTEREST ENTITIES

The Group is the primary beneficiary of certain VIEs, including i) Shanghai IT and Huopu Cloud which were designed by the Group to comply with PRC regulations that prohibit direct foreign ownership of businesses that operate online games in the PRC, and ii) Fire Rain, Wanyouyl and Mengxiang Hulian, which are start-up research and development companies (“R&D VIEs”) developing games funded by the Group.

Shanghai IT and Huopu Cloud

Shanghai IT is a VIE whose shares were previously held by the Company’s chief executive officer and a vice president, and its shares are now held by the vice president and another employee of the Company. Shanghai IT holds an Internet Content Provider (“ICP”) license and other licenses for online game provision and collects revenue on behalf of the Group for its online games. Shanghai IT also provides other game operating support services and website solutions. Shanghai Jiucheng Advertisement was established by Shanghai IT in April 2007. The Company does not have any direct ownership interest in Shanghai IT, or Shanghai Jiucheng Advertisement (collectively “Shanghai IT”). For the operation of WoW, subsidiaries of the Company entered into master agreements with Shanghai IT, who merely acted as the provider of domain name granted by the Company and Internet content provider. The Group’s games other than WoW are operated by Shanghai IT. The9 Computer, a wholly-owned subsidiary of the Company, entered into an exclusive technical service agreement to provide technical service to Shanghai IT. In addition, The9 Computer entered into a series of agreements with the equity owners including equity pledge agreements and call option agreements which effectively assigned virtually all of the equity owners’ rights to the Company, including the right to declare dividends and an option to acquire all of the equity shares of Shanghai IT. In November 2011, the Company’s chief executive officer transferred his equity interest and assigned all his respective rights and obligations with respect to the loans to another employee of the Group.

In December 2010, Huopu Cloud was established in the PRC by two of the Company’s employees at the direction of the Company. As foreign-invested companies are prohibited or restricted from providing online game services in the PRC, the Group planned to perform certain online game operations and provide website solutions through Huopu Cloud. Since the Group did not have any equity interest in Huopu Cloud, the Group, through The9 Computer, entered into a series of agreements with Huopu Cloud and its equity owners, pursuant to which the Group is entitled to receive effectively all economic benefits generated from the equity interests in Huopu Cloud. The series of agreements included (i) equity pledge agreements under which the equity owners pledged all of their equity interests in Huopu Cloud as guarantee of their obligations under the loan agreement, (ii) call option agreements under which the equity owners granted The9 Computer an option to transfer all or part of the equity interests in Huopu Cloud to The9 Computer or its designee to the extent permitted by the PRC law, (iii) shareholder voting proxy agreements which effectively assigned virtually all of the equity owners’ rights to the Company, including all voting rights and the right to declare dividends, (iv) an exclusive technical service agreement under which The9 Computer shall provide technical services to Huopu Cloud exclusively for a service fee, and (v) loan agreements under which The9 Computer extended interest-free loans of a total of RMB50 million to the equity owners for their respective capital contributions in Huopu Cloud. The equity owners effectively acted on behalf of the Company to fund the required capital contributions from the Company into Huopu Cloud. For operation of certain games, Huopu Cloud acted as the provider of domain name granted by the Company and it may perform part of operating work.

As a result of the afore-mentioned contractual arrangements, the Group has the power to direct the activities that most significantly impact the economic success of Shanghai IT and Huopu Cloud and effectively assumes the obligation to absorb losses and has exclusive rights to receive benefits that are significant to Shanghai IT and Huopu Cloud. Accordingly, the Group is the primary beneficiary of Shanghai IT and Huopu Cloud and has included these entities in its consolidated financial statements since their establishment.

PRC laws and regulations currently limit foreign ownership of companies that provide Internet content services, which include operating online games. In addition, foreign invested enterprises are currently not eligible to apply for the required licenses for operating online games in the PRC. The Company is incorporated in the Cayman Islands and is considered a foreign entity under the PRC laws. Due to restrictions on foreign ownership of the provision of online games, the Company is dependent on the licenses held by Shanghai IT to conduct its online games business through its subsidiary in the PRC. Shanghai IT holds the necessary licenses and approvals that are essential for the online game business. The9 Computer has entered into contractual arrangements with Shanghai IT for use of its relevant licenses and websites. Shanghai IT is principally owned by certain shareholder and employee of the Company. Pursuant to certain other agreements and undertakings, the Company in substance controls Shanghai IT. In the opinion of the Company’s directors, the Company’s current ownership structures and its contractual arrangements with Shanghai IT, and its equity owners as well as its operations, are in compliance with all existing PRC laws and regulations. However, there may be changes and other developments in the PRC laws and regulations or their interpretation. Specifically following the recent promulgation of the GAPP Circular, it is unclear whether the authorities will deem our VIE structure and contractual arrangements with Shanghai IT as an “indirect or disguised” way by foreign investors to gain control over or participate in domestic online game operators, and challenge our VIE structure accordingly. Accordingly, the Company cannot be assured that the PRC government authorities will not take a view in the future contrary to the opinion of the Company’s directors. If the current ownership structures of the Group and its contractual arrangements with Shanghai IT are found to be in violation of any existing or future PRC laws or regulations, the Group may be required to restructure its ownership structure and operations in the PRC to comply with changing or new PRC laws and regulations.

The Group has concluded that the aforementioned contractual arrangements are legally enforceable and provide the Group with full control of the VIEs. However, the aforementioned contractual arrangements with the VIEs and their respective shareholders are subject to risks and uncertainties:

•

The VIEs and their respective shareholders may have or develop interests that conflict with the Group’s interests, which may lead them to pursue opportunities in violation of the aforementioned contractual arrangements.

•

The VIEs or their shareholders could fail to obtain the proper operating licenses or fail to comply with other regulatory requirements. As a result, the PRC government could impose fines, new requirements or other penalties on the VIEs or the Group, mandate a change in ownership structure or operations for the VIEs or the Group, restrict the VIEs or the Group’s use of financing sources or otherwise restrict the VIEs or the Group’s ability to conduct business.

•

The aforementioned contractual agreements may be unenforceable or difficult to enforce. The equity pledge agreements may not be properly registered or may be deemed improperly registered or the VIEs or the Group may fail to meet other requirements. Even if the agreements are enforceable, they may be difficult to enforce given the uncertainties in the PRC legal system.

•

The PRC government may declare the aforementioned contractual arrangements invalid. They may modify the relevant regulations, have a different interpretation of such regulations, or otherwise determine that the Group or the VIEs have failed to comply with the legal obligations required to effectuate such contractual arrangements.

•

It may be difficult to finance the VIEs by means of loans or capital contributions. Loans from our offshore parent company to the VIEs must be approved by the relevant PRC government body and such approval may be difficult or impossible to obtain. Because the VIEs are domestic PRC enterprises owned by our nominee shareholders, we are not likely to finance their activities by means of direct capital contributions as well.

R&D VIEs

Fire Rain, Wanyouyl and Mengxiang Hulian are game studios located in different cities in the PRC. Fire Rain and Wanyouyl have been primarily engaged in the development of MMORPGs since 2009 and Mengxiang Hulian has started the development of web and mobile game since 2011. The Group had arrangements with each of Fire Rain, Wanyouyl and Mengxiang Hulian whereby the Group provided substantial financial support and obtained equity interests in these entities. These entities are primarily involved in developing online games which the Group has acquired or has an option to acquire exclusive licenses in Mainland China or worldwide for the game under development. As of December 31, 2010 and 2011, the Group held equity interest of 25% of Fire Rain and 20% of Wanyouyl, respectively. As of December 31, 2011, the Group effectively held 20% of Mengxiang Hulian.

Under the above arrangements with the R&D VIEs, the Group has the power to make decisions that significantly affect the entities’ operations and effectively assumed a majority of economic risks associated with these entities, and has the obligation to absorb losses and the right to receive returns that are significant to these entities. As such, the Group is the primary beneficiary of these entities and has included them in its consolidated financial statements since their respective dates of incorporation.

Summary financial information of the VIE subsidiaries included in the accompanying consolidated financial statements before elimination of intercompany balances and transactions are as follows:

	December 31, 2010	December 31, 2011	December 31, 2011
	RMB	RMB	US$ (Note 3)
Total assets	141,428,028	55,783,086	8,863,040
Total liabilities	265,829,394	248,540,735	39,489,146

	December 31, 2009	December 31, 2010	December 31, 2011	December 31, 2011
	RMB	RMB	RMB	US$ (Note 3)

Revenue	802,074,406	107,447,650	104,859,164	16,660,443
Net loss	(79,376,759)	(72,685,391)	(54,324,661)	(8,631,319)

ACQUISITION	12 Months Ended
Dec. 31, 2011
ACQUISITION

5. ACQUISITION

On April 6, 2010, the Group, through New Star, closed the acquisition of 39,766,589 shares of Series A convertible preferred stock of Red 5, an online game developer based in the US. The purchase price consisted of US$1.84 million paid in January 2010 to purchase 16,229,470 shares of outstanding series A convertible preferred stock from existing shareholders and US$15 million to purchase 23,537,119 shares of newly issued Series A convertible preferred stock, of which U$8 million was paid in 2010 and US$7 million was paid in 2011. As a result, the Company owned approximately 82% of the equity interest of Red 5 on an as-converted basis and became the controlling shareholder of Red 5 as of April 6, 2010. The acquisition has been accounted for as a purchase business combination and the results of operations from the acquisition date have been included in the Group’s consolidated financial statements subsequent to the acquisition date. The allocation of the purchase price of US$16.84 million (RMB114.9 million) is as follows:

RMB
Cash	11,876,274
Subscription receivable	95,549,799
Fixed assets	3,650,947
Identifiable intangible assets:
In-process research and development	12,285,000
Backlog	2,730,000
Goodwill	10,870,537
Other assets	1,968,347
Liabilities assumed	(2,599,092)
Deferred tax liability	(5,981,135)
Noncontrolling interest at fair value	(15,417,870)

Total	114,932,807

The excess of purchase price over tangible assets and identifiable intangible assets acquired and liabilities assumed was recorded as goodwill. The acquired goodwill is not deductible for tax purposes.

In addition, the Group is contingently liable to pay up to US$3.65 million (RMB24.9 million) if certain former Red 5 employees fulfill employment contracts with the Company ranging from two to four years. Such amounts are being recorded as compensation expense on a straight line basis over the requisite service period.

Subsequent to April 6, 2010, the Group acquired 777,723 and 2,020,601 shares of common stock of Red 5 from the noncontrolling interest holders for US$0.1 million (RMB0.6 million) and US$0.2 million (RMB1.4 million) cash in 2010 and 2011, respectively. The equity interest increased to approximately 88% on an as-converted basis as of December 31, 2011.

As of the date of acquisition, Red 5 was in the process of fulfilling its obligations under a game development and license agreement executed in 2006 and amended in 2009 between Red 5 and a third party game publisher to develop an online game (Firefall) in exchange for cash consideration from the third party game publisher. The Group has settled the game development and license agreement with the third party game publisher. Please refer to Note 12.

The Group measured the fair value of in-process research and development of the game based on multi-period excess earnings method, which is the present value of the projected cash flows that are expected to be generated by the existing intangible asset after reduction by an estimated fair rate of return on contributory assets necessary to realize the projected earnings attributable to the intangible asset. Backlog was valued using the multi-period excess earnings method based on the discounted cash flows to be generated from the rights and obligations under the agreement with the third party game publisher. The discounted cash flow model requires the use of significant unobservable inputs, including estimated costs to complete the game development, estimated game launch schedule, projected revenues, expenses, capital expenditures and other costs, and discount rates calculated based on the weighted average cost of capital, which includes various factors, such as risk-free rate, equity risk premium, size premium, and other risk factors.

Acquisition-related costs amounted to RMB0.2 million and were included in general and administrative expenses in the year ended December 31, 2010.

The following unaudited pro forma information summarizes the results of operations of the combined entity for the years ended December 31, 2009 and 2010, as if the acquisition of Red 5 has occurred on January 1, 2009 and 2010, respectively. The following pro forma financial information is not necessarily indicative of the results that would have occurred had the acquisition of Red 5 been completed at the beginning of the periods indicated, nor is it indicative of future operating results:

	Revenue	Net Loss
	RMB	RMB

Pro forma for 2009	802,629,351	(491,679,970)
Pro forma for 2010	108,513,582	(532,673,479)

Revenue and net loss from Red 5 since the acquisition date included in the consolidated statement of operations and comprehensive loss for the year ended December 31, 2010 was nil and RMB46.2 million, respectively.

PREPAYMENTS AND OTHER CURRENT ASSETS	12 Months Ended
Dec. 31, 2011
PREPAYMENTS AND OTHER CURRENT ASSETS

6. PREPAYMENTS AND OTHER CURRENT ASSETS

Prepayments and other current assets are as follows:

	December 31, 2010	December 31, 2011	December 31, 2011
	RMB	RMB	US$ (Note 3)

Receivable from cost method investee (Note 8 (1))	28,019,115	29,081,174	4,620,533
Accrued interest income	2,602,939	2,689,359	427,296
Prepayments and deposits	19,305,985	17,511,127	2,782,238
Others	14,041,698	16,778,481	2,665,833

	63,969,737	66,060,141	10,495,900

PREPAID ROYALTIES AND DEFERRED COSTS	12 Months Ended
Dec. 31, 2011
PREPAID ROYALTIES AND DEFERRED COSTS

7. PREPAID ROYALTIES AND DEFERRED COSTS

Other than impairment related to WoW operation disclosed in Note 29, due to weaker than expected operating performance of certain games other than WoW, the Group also recognized an impairment loss for prepaid royalties and deferred costs of RMB60.9 million and RMB0.4 million, respectively, for the year ended December 31, 2009, RMB5.5 million and nil, respectively, for the year ended December 31, 2010, and nil and nil, respectively, for the year ended December 31, 2011. The impairment charges of prepaid royalties and deferred cost were included in cost of services in the consolidated statements of operations and comprehensive income (loss).

INVESTMENTS IN EQUITY INVESTEES	12 Months Ended
Dec. 31, 2011
INVESTMENTS IN EQUITY INVESTEES

8. INVESTMENTS IN EQUITY INVESTEES

The Group’s investments in equity investees comprise the following:

	December 31, 2010	December 31, 2011	December 31, 2011	Share ownership as of December 31, 2011
	RMB	RMB	US$ (Note 3)%

Investments accounted for under equity method:
Object Software Limited (“Object Software”)	894,361	0	0	18.6%
Beijing Zhongqing Shenglian Internet Technology Co., Ltd. (“BZSIT”)	0	0	0	49%
Beijing Linkage Technology Co., Ltd. (“BLT”)	11,963,228	9,706,069	1,542,139	45%
Shanghai Jichuang Network Technology Co., Ltd. (“Jichuang”)	0	2,816,574	447,508	30%
Beijing Boran Lexiang Technology Co., Ltd. (“Boran Lexiang”)	0	2,018,339	320,682	15%
Investments accounted for under cost method:
Shanghai Institute of Visual Art of Fudan University (“SIVA”)	10,000,000	10,000,000	1,588,840	1.2%

G10 Entertainment Corporation (“G10”)	24,892,921	24,892,921	3,955,087	13.7%

OpenFeint Inc. (“OpenFeint”)	27,093,200	0	0	0%

“CrowdStar Inc. (“Crowdstar”)”	0	22,617,240	3,593,518	2.3%

Total	74,843,710	72,051,143	11,447,774

<1> G10

In April 2008, the Group, through China Crown Technology, invested US$38.3 million in cash to subscribe 3,031,232 preferred shares issued by G10, an established Korean online game developer and operator, which accounted for less than 20% of the equity interest in G10 on an as converted basis. The preferred shares are convertible, non-redeemable and with a liquidation preference. Considering the liquidation preference is substantive and not available to common shares, the preferred shares are not in substance common shares and equity accounting is not applicable. On the other hand, considering the preferred shares are non-redeemable, they are not debt securities. Accordingly, the Group accounted for the investment in G10 under cost method, with an amount of US$39.5 million, including US$1.2 million transaction cost. Pursuant to the Series B Preferred Share Subscription Agreement entered into between G10 and the Group, the purchase price would be reduced by up to US$25.0 million if G10’s consolidated net income does not reach the predetermined target for the period from July 1, 2009 to June 30, 2010. The target was not met in the predetermined period, which would result in a purchase price reduction of US$25.0 million under the Share Subscription Agreement. After further negotiations, both parties reached a settlement agreement in November 2010 whereby the purchase price was reduced by US$10.0 million, payable in 26 equal monthly installments beginning in February 2011. A Korean bank issued an irrevocable guarantee to the Group, guaranteeing payment of up to US$10.0 million of G10’s obligation under the settlement agreement. The adjustment to the purchase price was accounted for as a reduction in the carrying value of the underlying investment at the time of the settlement. As of December 31, 2011, RMB29.1 million (US$4.6 million) receivable due in 2012 was recorded in prepayments and other current assets and RMB7.3 million (US$1.2 million) receivable due in and after 2013 was recorded in other long-term assets.

As G10’s performance was less than satisfactory, which indicates that a decrease in value of the Group’s investment may be other than temporary, the Group performed an impairment assessment and recognized an impairment loss of RMB184.9 million for the year ended December 31, 2010. The Group measured the fair value of the investment based on a combination of discounted cash flow approach and market approach. Discounted cash flow approach is used for G10 and its non-public subsidiaries. Market approach is used for its public subsidiary based on the market capitalization of the subsidiary. Key assumptions included the probabilities of liquidation and conversion, discounted cash flow and the lack of marketability discount rate. The discounted cash flow analysis requires the use of significant unobservable inputs, including estimated costs to complete game development, estimated game launch schedule, projected revenue, expenses, capital expenditures and other costs, and discount rates calculated based on the weighted average cost of capital, which including various factors, such as risk-free rate, equity risk premium, size premium, and other risk factors. The Group performed an impairment assessment and determined that there is no impairment in the investment as of December 31, 2011.

In December 2011, pursuant to the agreements between the shareholders of G10 and T3 Entertainment Co., Ltd. (“T3”), a wholly-owned subsidiary of G10, G10 was spun off and the shareholders of G10 became shareholders of T3 at the same shareholding percentage. In February 2012, the changes in shareholding structures of G10 and T3 was completed and the Group owned 32,290 ordinary shares of T3, which reflects the same percentage of equity the Group owned in G10 on an as converted basis.

<2> OpenFeint

In July 2010, the Group, through Asian Way, invested US$4.0 million in the form of cash to subscribe 987,654 Series 3 preferred stocks issued by OpenFeint, a San Francisco-based company that develops mobile games and operates OpenFeint, a leading mobile social platform for smart phones. The investment accounted for less than 20% of OpenFeint on an as converted basis.

In April 2011, together with all the then existing shareholders of OpenFeint, the Group sold all of its Series 3 preferred stocks of OpenFeint to a third party for US$10.9 million (RMB68.7million) cash consideration and recognized a gain on investment disposal of RMB44.4million (US$7.1 million) for the year ended December 31, 2011 accordingly.

In December 2010, the Group entered into a software license agreement with OpenFeint for the Group to launch and operate OpenFeint and its related software for five years after commercial launch in PRC. The Group launched The9 Game Zone powered by OpenFeint in April 2011.

<3> CrowdStar

In May and November 2011, the Group invested US$2.5 million and US$1 million cash, respectively, to subscribe 118,030 and 47,212 Series 2 preferred stocks issued by CrowdStar, a San Francisco-based social and mobile game company, which accounted for less than 20% of its total outstanding equity on an as converted basis. The preferred stocks are convertible, non-redeemable, have a liquidation preference and do not have a readily determinable fair value.

AVAILABLE-FOR-SALE INVESTMENTS	12 Months Ended
Dec. 31, 2011
AVAILABLE-FOR-SALE INVESTMENTS

9. AVAILABLE-FOR-SALE INVESTMENTS

<1>Investment in Youjia Group Limited. (“Youjia”)

In November 2011, the Group acquired 925,926 redeemable and convertible preferred shares of Youjia, a mobile social application developer based in the PRC, for a consideration of US$1.0 million. The Group’s investment represented 6.67% of Youjia’s equity interest on an as converted basis. The Group recorded the investment in Youjia as an available-for-sale investment as the redeemable convertible preference share are in substance a debt security. As of December 31, 2011, the Group determined that the fair value of the investment in Youjia approximated the carrying value of RMB 6.3 million.

<2>Investment in Infocomm Asia Holdings Pte Ltd. (“IAH”)

In July 2006, the Group acquired 2,000,000 redeemable and convertible preferred shares of Infocomm Asia Holdings Pte. Ltd. (“IAH”), a Singapore online game operator, for a consideration of US$2.0 million.

In April 2009, the Group entered into a convertible loan agreement with IAH. Under the agreement, IAH issued a US$1.0 million convertible loan to the Group, which bears an interest of 3% per annum.

IAH went into serious financial difficulty in 2009, causing a significant decline in fair value of the Group’s investment in IAH. In late 2009, the Group assessed the recoverability of its investments in IAH and did not expect to recover the cost of preferred shares and convertible loan and recognized full impairment loss of RMB36.0 million on the investments. The Group recognized RMB22.4 million as an impairment loss in earnings and reversed RMB13.6 million unrealized gain that was previously recognized in other comprehensive income for the year ended December 31, 2009.

In June 2010, the Group sold the investments in IAH, to a third party with total proceeds of approximately RMB6.8 million (US$1.0 million) and recognized a gain on disposal of the investment at the same amount for the year ended December 31, 2010.

PROPERTY, EQUIPMENT AND SOFTWARE	12 Months Ended
Dec. 31, 2011
PROPERTY, EQUIPMENT AND SOFTWARE

10. PROPERTY, EQUIPMENT AND SOFTWARE

Property, equipment and software and related accumulated depreciation and amortization are as follows:

	December 31, 2010	December 31, 2011	December 31, 2011
	RMB	RMB	US$
			(Note 3)

Office buildings	59,911,552	64,488,993	10,246,269
Computer and equipment	197,475,113	193,354,191	30,720,887
Leasehold improvements	8,860,119	7,903,060	1,255,670
Office furniture and fixtures	13,822,926	9,558,048	1,518,621
Motor vehicles	10,251,896	13,012,578	2,067,490
Software	16,366,922	16,957,721	2,694,311
Construction in progress	0	1,150,000	182,717
Less: accumulated depreciation and amortization	(248,627,064)	(245,911,570)	(39,071,414)

Net book value	58,061,464	60,513,021	9,614,551

Depreciation and amortization charges for the years ended December 31, 2009, 2010 and 2011 amounted to RMB123.0 million, RMB23.9 million and RMB14.9 million (US$2.4 million), respectively.

The Group recorded impairment of RMB21.1 million, RMB4.9 million and nil on equipment in 2009, 2010 and 2011, respectively, as detailed at Note 15.

GOODWILL	12 Months Ended
Dec. 31, 2011
GOODWILL

11. GOODWILL

The changes in the carrying amount of goodwill for the years ended December 31, 2010 and 2011 are as follows:

	Gross Amount	Accumulated Impairment Loss	Net Amount
	RMB	RMB	RMB
Balance at January 1, 2010	30,199,751	(30,199,751)	0
Acquisition	10,870,537	0	10,870,537
Translation difference	(322,214)	0	(322,214)

Balance at December 31, 2010	40,748,074	(30,199,751)	10,548,323

Translation difference	(512,548)	0	(512,548)

Balance at December 31, 2011	40,235,526	(30,199,751)	10,035,775

Balance at December 31, 2011 US$ (Note 3)	6,392,781	(4,798,257)	1,594,524

In 2005, the Group recognized goodwill of RMB30.2 million and intangible assets of RMB283.7 million in connection with the acquisition of equity interest in C9I. There was no change in the carrying amount of goodwill from the initial recognition date to December 31, 2008. Due to the expiration of WoW license, related goodwill was fully impaired during the year ended December 31, 2009.

In 2010, the Group recognized goodwill of RMB10.9 million in connection with the business combination of Red 5 (Note 5).

INTANGIBLE ASSETS	12 Months Ended
Dec. 31, 2011
INTANGIBLE ASSETS

12. INTANGIBLE ASSETS

Gross carrying amount, accumulated amortization and net book value of the intangible assets as of December 31 are as follows:

<1> Intangible assets subject to amortization

	December 31, 2010	December 31, 2011	December 31, 2011
	RMB	RMB	US$
			(Note 3)

Backlog	2,730,000	0	0
Acquired game licenses	79,869,672	227,111,818	36,084,434
Less: Accumulated amortization	(76,791,769)	(78,750,399)	(12,512,179)
Translation difference	(80,920)	(209,639)	(33,308)

Net book value of intangible assets subject to amortization	5,726,983	148,151,780	23,538,947

The Group and the licensors agreed to unwind certain game license agreements in 2010. The Group reclassified prepaid license fees of RMB26.7 million from intangible assets to prepayments and other current assets in 2010, for the amount that would be refunded according to the payment schedule.

Since its acquisition by the Group on April 6, 2010, Red 5 has been substantially devoting its operating activities to fulfill its obligations under a game development and license agreement executed in 2006 and amended in 2009 between Red 5 and a third party game publisher to develop Firefall in exchange for cash consideration from the third party game publisher. Prior to the acquisition, Red 5 received a total of US$24.7 million cash consideration as an advance recoupable against future royalties payable to Red 5. Red 5 retained the ownership of the game and granted the third party game publisher an exclusive, non-transferable term license to market and distribute the game and host the game to customers in specified regions after Red 5 completes the game development. Red 5 continues to perform its obligations under the agreement post-acquisition, including the provision of post-contract customer support for the hosted version of the game to the third party game publisher during the term of the license. The initial term of the agreement is from February 2006 through the fifth anniversary of the first commercial release of the initial game. Thereafter, the agreement can be renewed in two-year terms.

In September 2011, Red 5 Korea, Red 5 Singapore and Red 5 entered into a series of agreements with the third party game publisher. Pursuant to the agreement, Red 5 Singapore were substituted in full for the third party game publisher as a party under the game development and license agreement between Red 5 and the third party game publisher, including the exclusive, non-transferable term license to market and distribute the game and host the game to customers in specified regions. Under the agreements, the Group paid US$10.0 million (RMB 62.9 million) and guaranteed an additional payment of US$12.7 million (RMB 79.9 million) to the third party game publisher due within four years. In addition, the Group is subject to additional contingent payments to be calculated based on certain percentages of the proceeds received from future game licensing and royalties, if any. The total consideration paid, including the US$10 million (RMB62.9 million) and the guaranteed amount of US$12.7 million (RMB79.9 million), was recorded as acquired game license and the contingent payments will be recorded as cost of services when incurred. The amount payable which is expected to due on or before December 31, 2012 amounted to US$ 3.2 million (RMB 20.0 million) was recorded in accounts payable under current liabilities. The remaining unpaid amount was recorded in long-term accounts payable.

The Group pledged the intellectual property in relation to the game to secure the guaranteed amount. Following this license acquisition, the previously recognized backlog of US$ 0.4 million in relation to the Red 5 acquisition was reclassified to acquired game licenses as it was considered to be additional cost to acquire the game license paid in prior year.

Amortization expense related to intangible assets was RMB49.5 million, RMB10.0 million and RMB2.0 million (US$0.3 million) for the years ended December 31, 2009, 2010 and 2011, respectively. As of December 31, 2011, the estimated aggregate amortization expense from existing intangible assets for each of the five succeeding fiscal years is as follows:

	RMB	US$
		(Note 3)
2012	17,974,753	2,855,901
2013	20,608,033	3,274,287
2014	20,608,033	3,274,287
2015	20,608,033	3,274,287
2016	20,608,033	3,274,287

Total	100,406,885	15,953,049

<2> Intangible assets not subject to amortization

	December 31, 2010	December 31, 2011	December 31, 2011
	RMB	RMB	US$
			(Note 3)

In-process research and development	12,285,000	12,285,000	1,951,890
Translation difference	(364,141)	(943,380)	(149,888)

Net book value of intangible assets not subject to amortization	11,920,859	11,341,620	1,802,002

The Group recorded impairment on intangible assets of RMB27.5 million, RMB33.0 million and nil in 2009, 2010 and 2011, respectively, which was recorded in the impairment of equipment, intangible assets and goodwill line item in the consolidated statements of operations and comprehensive loss, as detailed in Note 15.

LAND USE RIGHT	12 Months Ended
Dec. 31, 2011
LAND USE RIGHT

13. LAND USE RIGHT

Gross carrying amount, accumulated amortization and net book value of land use right are as follows:

	December 31, 2010	December 31, 2011	December 31, 2011
	RMB	RMB	US$
			(Note 3)
Land use right	85,160,349	85,160,349	13,530,617
Less: accumulated amortization	(7,203,413)	(9,124,323)	(1,449,709)

Net book value	77,956,936	76,036,026	12,080,908

Amortization charge for the years ended December 31, 2009, 2010 and 2011 amounted to RMB1.9 million, RMB1.9 million and RMB1.9 million (US$0.3 million), respectively.

Other long-term assets	12 Months Ended
Dec. 31, 2011
Other long-term assets

14. Other long-term assets

Other long-term assets are as follows:

	December 31, 2010	December 31, 2011	December 31, 2011
	RMB	RMB	US$
			(Note 3)
Deferred employee compensation	18,462,866	10,708,214	1,701,364
Prepayment and deposits for property, equipment and software	0	28,565,286	4,538,567
Receivable from cost method investee (Note 8(1))	38,207,885	7,270,199	1,155,118
Receivable from WoW game points refund agent (Note 19)	0	28,651,292	4,552,232
Others	157,151	561,612	89,231

Total	56,827,902	75,756,603	12,036,512

IMPAIRMENT OF LONG-LIVED ASSETS	12 Months Ended
Dec. 31, 2011
IMPAIRMENT OF LONG-LIVED ASSETS

15. IMPAIRMENT OF LONG-LIVED ASSETS

The expiration of the WoW license on June 7, 2009 and operating loss of certain other games were trigger events for long-lived assets impairment analyses. The Group determined its long-lived asset groups, which the Group considers to be “held and used” in its operations, based upon certain factors including assessing the lowest level for which identifiable cash flows are largely independent of the cash flows of other groups of assets and liabilities. The asset groups consist of the Group’s operating assets for respective games and entity-wide assets such as the Group’s office building and land use right.

The impairment assessment related to WoW asset group was detailed in Note 29. For asset groups related to games other than WoW, estimates of future cash flows developed during the revision of the original budgets by taking into consideration of lower than expected projected operating performance as well as market acceptance of games that have not been commercially launched and expected future game operations, indicated certain asset groups of the Company may not recover their carrying value. As a result of the Company’s impairment tests, impairments were identified on the asset groups of certain games, licensing fees paid for certain games that the Group has not commercially launched and certain idle computer equipment. The impairment provision was recognized equal to the excess of the carrying value over the fair value of the associated assets. The Group determined the fair value of the assets group using the income approach. The income approach included the use of a discounted cash flow model, which required assumptions of projected revenue expenses, capital expenditures and other costs, as well as a discount rate calculated based on the risk profile of the online game industry. The impairment charges were recognized as follows:

(i)	Due to weaker than expected operating performance of certain games, the Group recognized impairment provisions on computer equipment and acquired game licenses of RMB7.6 million and RMB26.7 million, respectively, in 2009. Impairment provisions on computer equipment and acquired game licenses of RMB4.9 million and RMB21.5 million, respectively, were recognized in 2010. No such impairment provision was made in 2011. A significant factor for the internally developed income approach is forecasting performance and revenue from the games. The Group continued to monitor the actual revenue performance versus forecast revenue. Due to the lower than expected market acceptance of the games and the following the content updates, certain games experienced significantly lower than expected user levels and revenue.

(ii)	The Group has been monitoring its licensed games that have not commercially launched, including but not limited to their market acceptance and operational performance in other regions where they are commercially launched and operated by other operators. The Group incorporates these factors into its continuous evaluation of the forecasted results of the respective games and taking into account the Group’s expected commercial launch and cash flows in the evaluation of potential impairment of the carrying value of upfront licensing fees. Based on the Group’s impairment tests, impairment provisions on acquired game licenses of RMB0.8 million and RMB11.5 million and nil were recognized in 2009, 2010 and 2011, respectively.

(iii)	During the year ended December 31, 2009, impairment provisions on idle computer equipment of RMB13.6 million was recognized in view of the low possibility to reuse the idle computer equipment in the foreseeable future.

FAIR VALUE MEASUREMENTS	12 Months Ended
Dec. 31, 2011
FAIR VALUE MEASUREMENTS

16. FAIR VALUE MEASUREMENTS

Assets and Liabilities Measured at Fair Value on a Recurring Basis

As of December 31, 2009 and 2010, the Group did not have any assets or liabilities measured at fair value on a recurring basis after initial recognition.

The Group’s assets measured at fair value on a recurring basis consisted of the following as of December 31, 2011:

	Fair Value Measurements at Reporting Date Using
	Quoted Price in Active Markets for Identified assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
	RMB	RMB	RMB
Available-for- sale investment- Youjia (Note 9)	0	0	6,342,100

The Group measured the fair value of its investment in Youjia as of December 31, 2011 using the income approach based on a weighted average of multiple discounted cash flow scenarios, which required the use of unobservable inputs including assumptions of projected revenue, expenses, capital spending, and other costs, as well as a discount rate calculated based on the risk profile of the online game industry and company-specific risk adjustments.

For recurring fair value measurements using significant unobservable inputs (Level 3), the following table presents the changes in the Group’s available-for-sale investment that was measured at fair value on a recurring basis using significant Level 3 inputs for the year ended December 31, 2009, 2010 and 2011. The Group did not have other assets or liabilities measured at fair value on a recurring basis using significant Level 3 inputs during the years ended December 31, 2009, 2010, and 2011.

	Fair Value Measurements Using Significant Unobservable Inputs
	(Level 3)
	2009	2010	2011
	RMB	RMB	RMB
Balance at the beginning of the year	29,218,400	0	0
Purchases	6,837,000	0	6,342,100
Reversal of unrealized gain previously recognized in other comprehensive income	(13,643,131)	0	0
Impairment losses included in earnings	(22,412,269)	0	0

Balance at the end of the year	0	0	6,342,100

Assets and Liabilities Measured at Fair Value on a Non-recurring Basis

The following table displays assets and liabilities measured at fair value on a non-recurring basis as of December 31, 2010:

		Fair Value Measurements at Reporting Date Using
	Year Ended December 31, 2010	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total Losses
		RMB	RMB	RMB

Investments in equity investees	24,892,921	0	0	24,892,921	196,115,321
Computers and equipment	0	0	0	0	4,928,991
Upfront licensing fees	0	0	0	0	33,020,462

Total	0	0	0	24,892,921	234,064,774

Significant unobservable inputs (Level 3) were used in measuring the fair value of the Group’s investments in equity investees based on which the other-than-temporary impairment losses were calculated. The Group measured the fair value of its investment in BZSIT as of December 31, 2010 using the income approach based on a weighted average of multiple discounted cash flow scenarios, which required the use of unobservable inputs including assumptions of projected revenue, expenses, capital spending, and other costs, as well as a discount rate calculated based on the risk profile of the online game industry and company-specific risk adjustments. As a result of the impairment test, the investment in BZSIT with a carrying amount of RMB11.2 million was fully impaired. Using the valuation technique described in 8<1>, the Group measured the fair value of its investment in G10 at RMB24.9 million as of December 31, 2010. The investment in G10 with a carrying amount of RMB276.0 million, after reduction of RMB66.2 million receivable, was impaired by the amount of RMB184.9 million. The above impairment charges were included in impairment loss on investments on the consolidated statement of operations and comprehensive income (loss) for the year ended December 31, 2010.

The less than satisfactory performance of certain games indicated that the carrying amounts of intangible assets and property and equipment may not be recoverable. As a result of the long-lived asset impairment tests, computers and equipment and acquired game licenses held and used with a carrying amount of RMB4.9 million and RMB33.0 million, respectively, were fully impaired, with the resulting impairment charges included in earnings for the year ended December 31, 2010.

TAXATION	12 Months Ended
Dec. 31, 2011
TAXATION

17. TAXATION

Cayman Islands and British Virgin Islands

Under the current tax laws of the Cayman Islands and British Virgin Islands, the Company and its subsidiaries are not subject to tax on their income or capital gains. In addition, upon payment of dividends by the Company to its shareholders, no Cayman Islands withholding tax will be imposed.

Hong Kong

The Group’s subsidiaries in Hong Kong did not have assessable profits that were derived in Hong Kong during the years ended December 31, 2009, 2010 and 2011. Therefore, no Hong Kong profit tax has been provided for in the years presented.

The PRC

The Group’s subsidiaries and VIE subsidiaries in the PRC are subject to Enterprise Income Tax (“EIT”) on the taxable income as reported in their respective statutory financial statements adjusted in accordance with the PRC Enterprise Income Tax Law(“EIT Law”), which went into effect as of January 1, 2008. The Group’s subsidiaries and VIE subsidiaries in the PRC are generally subject to EIT at a statutory rate of 25%. However, the subsidiaries that are located in the Pudong New District of Shanghai enjoy five-year transitional EIT rates, which refer to the phase-in rates of 18%, 20%, 22%, 24% and 25% for the 5 years from 2008 to 2012 and the subsidiaries that hold a “High and New Technology Enterprise” (“HNTE”) qualification are subject to a 15% preferential EIT rate.

In April 2007, C9I Beijing received approval from certain government authorities to be classified as a HNTE. This classification, subject to annual inspection, entitles C9I Beijing to enjoy an EIT exemption for 2007, 2008 and 2009, and a 50% reduction of the statutory rate in the three years thereafter, for which the Beijing tax authorities have granted approval. In April 2008, certain government authorities announced the new implementation rules for application and assessment of HNTE. Every qualified HNTE company is required to re-apply for this qualification according to the new implementation rules. The HNTE qualification is valid for three years and every qualified HNTE company is required to re-apply for it in the three years after receiving approval. In October 2008, C9I Beijing re-applied for the HNTE qualification and received approval for the HNTE qualification and related preferential tax rates during the period of 2008-2010 from the government authorities. Total tax savings of C9I Beijing from the EIT exemption were RMB 35,865,045, nil and nil for the years ended December 31, 2009, 2010 and 2011, respectively.

In November 2008, Shanghai IT received approval from certain government authorities to be qualified as a HNTE. This approval entitles Shanghai IT to enjoy a 15% preferential EIT rate during the period from 2008 to 2010. The HNTE qualification is valid for three years and every qualified HNTE company is required to re-apply for it in the three years after receiving approval. In October 2011, Shanghai IT re-applied for its HNTE qualification and obtained approval. This approval entitles Shanghai IT to enjoy a 15% preferential EIT rate during the period from 2011 to 2013. Total tax savings of Shanghai IT were nil for the years ended December 31, 2009, 2010 and 2011, respectively.

United States

The Group’s subsidiaries in the U.S. are registered in the state of California and are subject to U.S. federal corporate marginal income tax rate of 34% and state income tax rate of 8.84%, respectively.

Composition of income tax benefit (expense)

The current and deferred portions of income tax expense included in the consolidated statements of operations and comprehensive income (loss) are as follows:

	For the year ended December 31,
	2009	2010	2011	2011
	RMB	RMB	RMB	US$
				(Note 3)
Current income tax (expense) benefit	(1,871,215)	39,061	(165)	(26)
China	(1,871,215)	39,061	(165)	(26)
Other jurisdictions	0	0	0	0
Deferred taxation	69,182,452	131,458,011	56,216,109	8,931,839
China	69,182,452	56,671,847	20,125,336	3,197,594
Other jurisdictions	0	74,786,164	36,090,773	5,734,245
Change in valuation allowance	(61,775,371)	(138,865,092)	(56,216,109)	(8,931,839)
China	(61,775,371)	(64,078,928)	(20,125,336)	(3,197,594)
Other jurisdictions	0	(74,786,164)	(36,090,773)	(5,734,245)

Income tax (expense) benefit	5,535,866	(7,368,020)	(165)	(26)

Reconciliation of the differences between statutory tax rate and the effective tax rate

Reconciliation between the statutory EIT rate and the Group’s effective tax rate is as follows:

	For the year ended December 31, 2009	For the year ended December 31, 2010	For the year ended December 31, 2011

PRC Statutory EIT rate	25%	25%	25%
Effect of different tax rates in other jurisdictions	(15%)	(4%)	1%
Change of prior year deferred tax assets	0%	0%	(5%)
Change of valuation allowance	(15%)	(15%)	(19%)
(Income) not subject to tax and non-deductible expenses, net	(8%)	(9%)	1%
Effect of tax holidays	3%	(1%)	0%
Effect of future tax rate change	11%	3%	0%
Effect of expired net operating loss carry forwards	0%	0%	(3%)

Effective EIT rate	1%	(1%)	0%

Significant components of deferred tax assets

	December 31, 2010	December 31, 2011	December 31, 2011
	RMB	RMB	US$
			(Note 3)
Temporary differences related to expenses and accruals	4,719,640	4,719,622	749,873
Temporary differences related to provision for advances to suppliers	2,085,908	0	0
Temporary differences related to provision for doubtful accounts	6,080,201	0	0
Temporary differences related to prepaid royalties	7,795,758	4,495,406	714,248
Other	939,162	1,721,596	273,534

Total current deferred tax assets	21,620,669	10,936,624	1,737,655
Less: Valuation allowance	(21,620,669)	(10,936,624)	(1,737,655)

Net current deferred tax assets	0	0	0

Temporary differences related to depreciation, amortization, and impairment of equipment and intangible assets	19,516,778	13,139,782	2,087,701
Startup expenses and advertising fee	5,929,990	9,818,616	1,560,021
Temporary differences related to research and development credits	2,916,809	5,368,367	852,948
Temporary differences related to equity investment	0	5,619,339	892,823
Foreign tax credits	16,358,069	15,563,223	2,472,747
Temporary differences related to provision for prepayment for equipment	11,625,000	5,000,000	794,420
Tax loss carry forwards	179,160,426	247,897,899	39,387,009

Total non-current deferred tax assets	235,507,072	302,407,226	48,047,669
Less: Valuation allowance	(235,507,072)	(302,407,226)	(48,047,669)

Net non-current deferred tax assets	0	0	0

Total deferred tax assets	0	0	0

Significant components of deferred tax liabilities

	December 31, 2010	December 31, 2011	December 31, 2011
	RMB	RMB	US$
			(Note 3)
Temporary differences related to amortization of intangible assets	5,803,848	5,521,837	877,331

Movement of valuation allowance on deferred tax assets

	For the year ended December 31, 2010	For the year ended December 31, 2011	For the year ended December 31, 2011
	RMB	RMB	US$
			(Note 3)
Balance at January 1	118,262,649	257,127,741	40,853,484
Increase in valuation allowance	138,865,092	56,216,109	8,931,840

Balance at December 31	257,127,741	313,343,850	49,785,324

For the years ended December 31, 2010 and 2011, additional valuation allowance of approximately RMB138.9 million and RMB56.2 million was provided respectively. The Group considers positive and negative evidence to determine whether some portion or all of the deferred tax assets will more likely than not be realized. This assessment considers, among other matters, the nature, frequency and severity of recent losses, forecasts of future profitability, the duration of statutory carry forward periods, the Group’s experience with tax attributes expiring unused and tax planning alternatives. Valuation allowances have been established for deferred tax assets based on a more-likely-than-not threshold. The Group’s ability to realize deferred tax assets depends on its ability to generate sufficient taxable income within the carry forward periods provided for in the tax law.

As of December 31, 2011, the Group’s PRC subsidiaries had net operating loss carry forwards of RMB638.0 million, of which RMB2.8 million, RMB16.5 million, RMB133.9 million, RMB246.7 million and RMB238.2 million will expire in 2012, 2013, 2014, 2015 and 2016, respectively. The Group has provided a full valuation allowance as it is not more likely than not that the net operation losses can be utilized before expiry.

As of December 31, 2011, Red 5 had net operating loss carry forwards for federal and state income tax purposes of approximately $35.2 million and $35.2 million, respectively, which will begin to expire in 2026 and 2020, respectively. Red 5 also had credits for increasing research activities available to offset future federal and state taxes payable of approximately US$0.7 million and US $0.7 million, respectively, that will begin to expire in 2026 for federal purposes and which have no expiration for state purposes. Red 5 had foreign tax credits for federal purposes of approximately US$2.5 million, which begin to expire in 2016. Pursuant to US tax laws and regulations, the utilization of an acquired entity’s net operation losses and credits are subject to annual limitation computed based on the fair value of the acquired entity. As a result of the limitation, the Group provided a full valuation allowance as it is not more likely than not that the net operation losses and credits carry forward can be utilized before expiry.

In accordance with the EIT Law, dividends, which arise from profits of foreign invested enterprises (“FIEs”) earned after January 1, 2008, are subject to a 10% withholding income tax. In addition, under certain tax treaties between the PRC and Hong Kong, if the foreign investor is incorporated in Hong Kong and qualifies as the beneficial owner, the applicable withholding tax rate is reduced to 5%, if the investor holds at least 25% in the FIE, or 10%, if the investor holds less than 25% in the FIE. A deferred tax liability should be recognized for the undistributed profits of PRC companies unless the Company has sufficient evidence to demonstrate that the undistributed dividends will be reinvested and the remittance of the dividends will be postponed indefinitely. The Group plans to indefinitely reinvest undistributed profits earned after December 31, 2007 from its China subsidiaries in its operations in the PRC. Therefore, no withholding income taxes for undistributed profits of the Company’s subsidiaries have been provided as of December 31, 2009, 2010 and 2011.

Under applicable accounting principles, a deferred tax liability should be recorded for taxable temporary differences attributable to the excess of financial reporting basis over tax basis in a domestic subsidiary. However, recognition is not required in situations where the tax law provides a means by which the reported amount of that investment can be recovered tax-free and the enterprise expects that it will ultimately use that means. The Group has not recorded any such deferred tax liability attributable to the undistributed earnings of its financial interests in VIEs because these entities do not have any accumulated earnings as of December 31, 2009, 2010 and 2011.

The Group made its assessment of the level of authority for each tax position (including the potential application of interests and penalties) based on the tax positions’ technical merits, and measured the unrecognized benefits associated with the tax positions. The Group did not have any unrecognized tax benefits as of December 31, 2009, 2010 and 2011. The Group does not anticipate that unrecognized tax benefits will significantly increase or decrease within the next twelve months. For the years ended December 31, 2009, 2010 and 2011, the Group did not have any material interest and penalties associated with its tax positions.

According to PRC Tax Administration and Collection Law, the statute of limitations is three years if the underpayment of taxes is due to computational errors made by the taxpayer or withholding agent. The statute of limitations will be extended five years under special circumstances, which are not clearly defined (but an underpayment of tax liability exceeding RMB0.1 million is specifically listed as a special circumstance). In the case of a related party transaction, the statute of limitations is ten years. There is no statute of limitations in the case of tax evasion. From inception to 2011, the Group is subject to examination of the PRC tax authorities. Red 5’s federal income tax returns and state income tax returns for 2005 through 2011 are open tax years, subject to examination by the relevant tax authorities.

OTHER PAYABLES AND ACCRUALS	12 Months Ended
Dec. 31, 2011
OTHER PAYABLES AND ACCRUALS

18. OTHER PAYABLES AND ACCRUALS

Other payables and accruals are as follows:

	December 31, 2010	December 31, 2011	December 31, 2011
	RMB	RMB	US$
			(Note 3)

Staff cost related payables	20,037,102	27,419,504	4,356,520
Professional services	12,761,093	10,613,150	1,686,260
Product development services	2,665,366	3,090,913	491,097
Marketing and promotion	1,034,855	1,692,630	268,932
Others	5,830,401	5,090,126	808,739

	42,328,817	47,906,323	7,611,548

Refund of WoW game points	12 Months Ended
Dec. 31, 2011
Refund of WoW game points

19. Refund of WoW game points

As a result of the loss of the WoW license on June 7, 2009, the Group announced a refund plan in connection with unactivated WoW game point cards. According to the plan, unactivated WoW game point card holders are eligible to receive a cash refund from the Group. The Group recorded a liability in connection with both unactivated points cards and activated but unconsumed point cards of approximately RMB200.4 million, of which RMB4.0 million was refunded in 2009. The difference between the face value of the point cards and the net proceeds the Group received in the sales of the respective point cards was recorded as additional cost of services, amounting to RMB22.1 million for the year ended December 31, 2009.

The refund provision related to these WoW game points will be recorded as other operating income after the release of liability to refund under the respective laws. The legal liability relating to the unactivated WoW game point cards was extinguished in September 2011 based on the applicable laws and the associated liability amounting to RMB26.0 million (US$4.1 million) was recognized as other operating income for the year ended December 31, 2011. The remaining legal liability relating to the activated WoW game points of RMB170.0 million (US$27.0 million) still exist as of December 31, 2011 and, to the extent not refunded, will be legally released within 20 years from September 2009 under current laws.

In 2009, the Group engaged an agent to facilitate the refund to game players and provided an advance payment to the agent amounting to RMB43.3 million for this purpose. In 2010 and 2011, RMB0.4 million and nil were refunded to game point card holders through the agent, respectively. As of December 31, 2011, the balance of the advance payment to the agent was RMB42.9 million (US$6.8 million). In February 2012, the Group entered into an agreement with the agent pursuant to which the agent will refund the advance to the Group in installments over a five year period after deducting any further refund to game point holders. As of December 31, 2011, the current portion of RMB8.6 million (US$1.4 million) was recorded in prepayments and other current assets and the present value of the long-term portion amounting to RMB28.7 million (US$4.6 million) was recorded in other long-term assets, respectively.

SHARE REPURCHASE PROGRAM	12 Months Ended
Dec. 31, 2011
SHARE REPURCHASE PROGRAM

20. SHARE REPURCHASE PROGRAM

In June 2011, the Company’s Board approved share buyback of up to US$25 million of its ADSs, This share repurchase program has been terminated in November 2011. Under this share repurchase program, the Company spent an aggregate purchase consideration of approximately US$3.4 million and repurchased approximately 0.7 million shares of its ADSs as of December 31, 2011, which were retired by the Company.

SHAREHOLDER RIGHTS PLAN	12 Months Ended
Dec. 31, 2011
SHAREHOLDER RIGHTS PLAN

21. SHAREHOLDER RIGHTS PLAN

On January 8, 2009, the Company adopted a shareholder rights plan. The shareholder rights plan is designed to protect the best interests of the Company and its shareholders by discouraging third parties from seeking to obtain control of the Company in a tender offer or similar hostile transaction. The shareholder rights plan was amended on March 9, 2009.

Pursuant to the terms of the shareholder rights plan, as amended, one right was distributed with respect to each ordinary share of the Company outstanding at the close of business on January 22, 2009. The rights will become exercisable only if a person or group (the “Acquiring Person”) obtains ownership of 15% or more of the Company’s voting securities (including by acquisition of the Company’s ADSs representing ordinary shares) (a “Triggering Event”), subject to certain exceptions. In the case of a Triggering Event, the rights plan entitles shareholders other than the Acquiring Person to purchase, for an exercise price of US$19.50, a number of shares with a value twice that of the exercise price. The number of shares each such shareholder will be entitled to purchase is equal to the product of (i) the number of shares then owned by such shareholder and (ii) two times the exercise price divided by the then current market price per share. The rights plan will continue in effect until January 8, 2019, unless the plan is terminated by the Company or the rights are redeemed by the Company before the plan expires.

EMPLOYEE BENEFITS	12 Months Ended
Dec. 31, 2011
EMPLOYEE BENEFITS

22. EMPLOYEE BENEFITS

The full-time employees of the Company’s subsidiaries and VIE subsidiaries that are incorporated in the PRC are entitled to staff welfare benefits, including medical care, welfare subsidies, unemployment insurance and pension benefits through a PRC government-mandated multi-employer defined contribution plan. These companies are required to accrue for these benefits based on certain percentages of the employees’ salaries in accordance with the relevant regulations, and to make contributions to the state-sponsored pension and medical plans out of the amounts accrued for medical and pension benefits. The total amounts charged to the consolidated statements of operations and comprehensive loss for such employee benefits amounted to RMB30.5 million RMB24.8 million and RMB 24.3 million (US$3.9 million) for the years ended December 31, 2009, 2010 and 2011, respectively. The PRC government is responsible for the medical benefits and ultimate pension liability to these employees.

SHARE-BASED COMPENSATION	12 Months Ended
Dec. 31, 2011
SHARE-BASED COMPENSATION

23. SHARE-BASED COMPENSATION

23.1 Stock options granted by the Company

On December 15, 2004, in connection with its initial public offering, the Company adopted a share option plan (“2004 Option Plan”) that provides for the issuance of up to 1,345,430 ordinary shares. The share option plan has a term of five years unless terminated earlier by shareholders and the Board of Directors. Under the share option plan, the directors may, at their discretion, grant any senior executives (including directors) and employees of the Company, its subsidiaries and affiliated companies share options to subscribe for shares. In December 2006, the Company increased the number of ordinary shares reserved under the 2004 Option Plan to 2,449,614 shares and extended the term of plan to ten years. In November 2008, the Company increased the number of ordinary shares reserved to 4,449,614 shares. In August 2010, the Company further increased the number of ordinary shares reserved in the 2004 Option Plan to 6,449,614 shares. The maximum contractual term of the awards under this plan shall be no more than five years from the date of grant. The options granted under this plan shall be at the money on the date of grant and typically vest over a three-year period, with one third of the options to vest on the each of the anniversary after the grant date.

On September 1, 2009, the Company modified the exercise prices of certain options granted to directors and employees to US$7.36 per share, the market price on the date of modification. The original exercise price of the modified options ranged from US$12.04 to US$38.54. The Company determined the incremental cost as the excess of the fair value of the modified award over the fair value of the original award immediately before its terms are modified, measured based on the share price and other pertinent factors at that date. As the options have a graded vesting schedule, RMB12.2 million incremental compensation cost was recorded immediately upon modification for the vested portion and the remaining RMB3.4 million was amortized over the remaining vesting period of 2010 to 2011.

As of December 31, 2011, options to purchase 3,806,615 ordinary shares were outstanding and options to purchase 1,565,624 ordinary shares were available for future grant under the 2004 Option Plan. The following table summarizes the Company’s share option activities with its employees and directors:

	Number of Options	Weighted-Average Exercise Price		Weighted-Average Remaining Contractual Term (years)	Aggregate Intrinsic Value

Outstanding at January 1, 2011	3,995,882	US$	5.65	4.57	US$	6,061,473
Granted	92,000	US$	4.78
Exercised	(21,474)	US$	5.20
Forfeited	(259,793)	US$	5.43

Outstanding at December 31, 2011	3,806,615	US$	5.64	3.60	US$	6,351,833

Vested and expected to vest at December 31, 2011	3,580,109	US$	5.65	3.58	US$	5,994,648

Exercisable at December 31, 2011	1,682,536	US$	5.98	3.38	US$	2,649,147

The options expected to vest are estimated by applying the pre-vesting forfeiture rate assumptions to total unvested options. The total intrinsic value of options exercised during the year was nil, US$4,579 and US$41,165 for year ended December 31, 2009, 2010 and 2011 respectively.

The weighted-average grant-date fair value of options granted during the years 2010 and 2011 was US$2.23 and US$1.92, respectively. The fair value of the share options were measured on the respective grant dates based on the Black-Scholes option pricing model, with assumptions made regarding expected term and volatility, risk-free interest rate and dividend yield. No options were granted during year 2009.

	For the year ended December 31, 2010		For the year ended December 31, 2011

Risk-free interest rate		0.77%-1.03%		0.33%
Expected life (years)		3.25		3.25
Expected dividend yield		0		0
Volatility		59.24%-60.71%		57.90%
Fair value of options at grant date	US$	2.13-US$2.58	US$	1.92

The fair value of certain options, of which exercise prices were modified in September 2009, were measured on the modification date based on the Black-Scholes option pricing model with the following assumptions:

For the year ended December 31, 2009

Risk-free interest rate		0.08%-1.44%
Expected remaining life (years)		0.13-3.14
Expected dividend yield		0
Volatility		49%-67%

Fair value of incremental cost	US$	0.06-US$2.03

For the years ended December 31, 2009, 2010 and 2011, the Company recorded share-based compensation of RMB58.8 million, RMB24.0 million and RMB17.9 million (US$2.8 million), respectively, for options granted to the Company’s employees and directors, including incremental compensation cost of RMB13.4 million due to modification of option exercise price in September 2009.

As of December 31, 2011, there was approximately RMB26.7 million (US$4.2 million) unrecognized compensation cost, adjusted for estimated forfeitures, related to non-vested options. This cost is expected to be recognized over a weighted-average period of 1.75 years. Total unrecognized compensation cost may be adjusted for future changes in estimated forfeitures.

23.2 Equity warrants granted to Incsight Limited (“Incsight”)

Incsight is a company incorporated in the British Virgin Islands and wholly owned by Mr. Jun Zhu, the Chairman of the Board and Chief Executive Officer of the Company. On November 17, 2008, as approved by the Board of Directors, the Company granted equity warrants to Incsight to purchase 552,196 ordinary shares. The Board considered the grant of equity warrants as an incentive to retain Mr. Zhu’s services with the Group, and the Board further noted that Mr. Zhu and the Group agreed that the equity warrants would be forfeited in the event that Mr. Zhu’s services with the Group is terminated voluntarily or involuntarily any time after grant and before vesting. The exercise price of the equity warrants is US$12.04 per share, the market price on the date of grant. The equity warrants would vest over one year with 25% vested at the end of each quarter, commencing from November 17, 2008 and are exercisable no later than November 16, 2011. As of November 16, 2011, none of such warrants were exercised and therefore all such warrants were expired.

The fair value of the equity warrants granted was US$3.68, which was measured on the grant date based on the Black-Scholes pricing model with the following assumptions:

Risk-free interest rate	1.22%
Expected life (years)	1.81
Expected dividend yield	0
Volatility	57%

The Group recorded share-based compensation of RMB12.0 million, nil and nil for equity warrants granted for the years ended December 31, 2009, 2010 and 2011, respectively.

23.3 Ordinary shares granted to Incsight Limited (“Incsight”)

On December 8, 2010, as approved by the Board of Directors, the Company granted 1,500,000 ordinary shares to Incsight which are subject to performance conditions, 500,000 shares granted will vest when the Group achieves breakeven and 1,000,000 shares will vest when the Group’s cumulative profit reaches US$5 million in a quarter subsequent to the quarter in which the Group breaks even. The ordinary shares granted are not entitled to receive dividends until vested. The Board considered the grant of ordinary shares as an incentive to retain Mr. Zhu’s services with the Group. The awarded nonvested shares would be valid for five years from December 8, 2010. It is considered probable the performance targets will be met. The fair value of the granted nonvested shares was US$6.48 per share, the market price on the date of grant. The Group recorded share-based compensation of RMB3.9 million and RMB30.8 million (US$4.9 million) for the years ended December 31, 2010 and 2011, respectively.

23.4 Ordinary shares granted to non-executive directors

In May 2011, the Board of Directors granted 30,000 ordinary shares to each of the Group’s four non-executive directors, which 10,000 ordinary shares vest for each director on July 1 of each year from 2011 to 2013 so long as such directors continue their services during the period. An aggregate of 40,000 ordinary shares vested in July 2011. The fair value of the shares granted was US$6.03 per share, being the market price on the date of the grant. The Group recorded share-based compensation of RMB2.3 million (US$0.4 million) for the year ended December 31, 2011.

23.5 Stock options granted by TDC

In September 2008, TDC, a wholly-owned subsidiary of the Group, approved its 2008 Stock Option Plan (“TDC Option Plan”) that provides for the issuance of up to 30,000 ordinary shares. The share option plan has a term of eight years unless terminated earlier by its shareholders and Board of Directors. On October 1, 2008, TDC granted 18,961,000 options to Mr. Zhu and certain employees of TDC to purchase 18,961 ordinary shares of TDC. Those options will vest over four years commencing from January 1, 2008. The exercise price of the options is HK$0.1 per option. The options will expire on December 31, 2015.

The following table summarizes the TDC’s share option activities with Mr. Zhu and TDC employees:

	Number of Options	Weighted-Average Exercise Price per Option		Weighted-Average Remaining Contractual Term (years)	Aggregate Intrinsic Value

Outstanding at January 1, 2011	16,875,000	HK$	0.10	5.0	Nil
Forfeited	(264,000)	HK$	0.10		Nil

Outstanding at December 31, 2011	16,611,000	HK$	0.10	4.0	Nil

Vested and expected to vest at December 31, 2011	16,611,000	HK$	0.10	4.0	Nil

Exercisable at December 31, 2011	16,611,000	HK$	0.10	4.0	Nil

The options expected to vest are estimated by applying the pre-vesting forfeiture rate assumptions to total unvested options. The intrinsic value as of December 31, 2011 is calculated as the difference between the estimated fair value at December 31, 2011 and the exercise price of the shares.

The fair value of options granted was RMB0.11, measured on the grant date based on the Black-Scholes option pricing model with the following assumptions:

Risk-free interest rate	3.75%
Expected life (years)	5.00
Expected dividend yield	0
Volatility	53%

TDC recorded share-based compensation of RMB0.5 million, RMB0.5 million and RMB0.4 million (US$0.1 million) for options granted for the years ended December 31, 2009, 2010 and 2011, respectively. The share-based compensation was recorded as a component of noncontrolling interest in the consolidated financial statements.

23.6 Stock options granted by Red 5

In February 2006, Red 5 adopted a Stock Incentive Plan (“Red 5 Stock Incentive Plan”) under which Red 5 may grant to its employees, director and consultants stock option to purchase common stock or restricted stock. As of April 6, 2010 and December 31, 2010, 13,626,955 shares were reserved under Red 5 Stock Incentive Plan. In September, 2011, Red 5 further increased the number of common stocks reserved to 22,855,591 shares. If an option shall expire or terminate for any reason without having been exercised in full, the reserved shares subject to such option shall again be available for subsequent option grants under the plan. From the inception of this plan to December 31, 2011, Red 5 granted a total of 27,041,836 options to its employees and directors at the exercise price ranging from US$0.0001 to US$0.2450 per share, which vest over four years commencing from grant date. Options expire within a period of not more than ten years from the grant date. An option granted to a person who is a greater than 10% shareholder on the date of grant may not be exercisable more than five years after the grant date. As of December 31, 2011, option to purchase 19,684,602 share of common stock were outstanding and options to purchase 2,105,703 shares of common stock were available for future grant.

The following table summarizes the Red 5’s share option activities with its employees and directors:

	Number of Options	Weighted-Average Exercise Price per Option		Weighted-Average Remaining Contractual Term (years)	Aggregate Intrinsic Value

Outstanding at January 1, 2011	8,389,872	US$	0.136	4.86	US$	78,375
Granted	11,340,283	US$	0.124
Exercised	(30,553)	US$	0.024
Forfeited	(15,000)	US$	0.245

Outstanding at December 31, 2011	19,684,602	US$	0.129	4.95	US$	74,867

Vested and expected to vest at December 31, 2011	19,545,029	US$	0.129	4.95	US$	74,867

Exercisable at December 31, 2011	6,583,539	US$	0.132	4.31	US$	67,659

The options expected to vest are estimated by applying the pre-vesting forfeiture rate assumptions to total unvested options. The total intrinsic value of options exercised for the period from April 6, 2010 to December 31, 2010 and for the year ended December 31, 2011 were US$14,141 and $3,507, respectively.

The fair value of options granted ranged from US$0.012 to US$0.149, measured on the grant date based on the Black-Scholes option pricing model with assumptions made regarding expected term and volatility, risk-free interest rate and dividend yield:

Risk-free interest rate	1.70%-5.00%
Expected life (years)	5.00-6.00
Expected dividend yield	0
Volatility	38.89%-69.36%

Red 5 recorded share-based compensation of RMB1.8 million and RMB1.5 million (US$0.2 million) for options granted for the period from April 6, 2010 to December 31, 2010 and for the year ended December 31, 2011, respectively. The share-based compensation was recorded as a component of noncontrolling interest in the consolidated financial statements.

As of December 31, 2011, there was approximately RMB8.8 million (US$1.4 million) of unrecognized compensation cost, adjusted for estimated forfeitures, related to non-vested share-based awards granted to Red 5 employees. This cost is expected to be recognized over three and a half years. Total unrecognized compensation cost may be adjusted for future changes in estimated forfeitures.

23.7 Nonvested equity interest of Jiushi granted to employees

In July 2011, the Group granted 20% equity interest of the newly established Jiushi to two employees as an incentive to retain these two employees’ services, which they will earn over three-year period. The fair value of the granted equity interest was estimated to be RMB2.2 million. The Group recorded share-based compensation of RMB0.4 million (US$0.06 million) for the years ended December 31, 2011.

RELATED PARTY TRANSACTIONS AND BALANCES	12 Months Ended
Dec. 31, 2011
RELATED PARTY TRANSACTIONS AND BALANCES

24. RELATED PARTY TRANSACTIONS AND BALANCES

The9 Computer, Shanghai IT and 9Webzen Limited (Shanghai) (“9Webzen Shanghai”), a subsidiary of a 30% equity investment of the Group which were fully impaired in 2008, had entered into a series of agreements in connection with operating a game in China and providing services to customers jointly. The9 computer and Shanghai IT share revenue from 9Webzen Shanghai according to the jointly services agreements. The share revenue from 9Webzen Shanghai amounted to RMB0.5 million, nil and nil for the years ended December 31, 2009, 2010 and 2011, respectively.

The amounts due from 9Webzen Shanghai amounted to RMB1.3 million as of December 31, 2010. Due to long outstanding and uncertainty on the recoverability for the amount due from 9Webzen Shanghai, the Group has stopped to recognize revenue pursuant to the agreements with 9Webzen Shanghai in 2010. The amount due from 9Webzen Shanghai of RMB1.3 million was fully provided for as of December 31, 2010.

LOSS PER SHARE	12 Months Ended
Dec. 31, 2011
LOSS PER SHARE

25. LOSS PER SHARE

Loss per share is calculated as follows:

	For the year ended December 31, 2009	For the year ended December 31, 2010	For the year ended December 31, 2011	For the year ended December 31, 2011
	RMB	RMB	RMB	US$
				(Note 3)
Numerator:

Net loss attributable to ordinary shareholders	(405,152,407)	(499,611,594)	(284,329,931)	(45,175,477)

Denominator:

Denominator for basic and diluted loss per share – weighted-average shares outstanding	25,414,620	25,121,679	24,956,197	24,956,197

Loss per share
- Basic and diluted	(15.94)	(19.89)	(11.39)	(1.81)

The Company had 1,856,296, 6,048,078 and 5,865,811 stock options, warrants and nonvested shares outstanding as of December 31, 2009, 2010 and 2011, respectively, which could have potentially diluted loss per share in the future, but were excluded in the computation of diluted loss per share in those periods, as their effect would have been anti-dilutive due to the net loss reported in such periods.

RESTRICTED NET ASSETS	12 Months Ended
Dec. 31, 2011
RESTRICTED NET ASSETS

26. RESTRICTED NET ASSETS

In accordance with the regulations in the PRC and their respective articles of association, The9 Computer, C9I Shanghai, C9I Beijing, Jiu Tuo, Jiu Jing (as foreign invested enterprises) and the Group’s domestic VIE subsidiaries incorporated in the PRC are required to make an appropriation of statutory reserve from retained earnings equal to at least 10% of their respective after-tax profits, calculated in accordance with the PRC accounting standards and regulations. Appropriations are classified in the consolidated balance sheet as statutory reserves and are recorded upon board resolution on the appropriations. Appropriations to these reserves are not required after these reserves have reached 50% of the registered capital of the respective companies.

In addition, at the discretion of the respective boards of directors: (1) The9 Computer, C9I Shanghai, C9I Beijing, Jiu Tuo and Jiu Jing may allocate a portion of their after-tax profit to the enterprise expansion fund or staff welfare and bonus reserve, and (2) the above VIE subsidiaries may allocate a portion of their respective after-tax profits to discretionary surplus reserve. The use of staff welfare and bonus reserve is restricted to employee welfare benefits and is not available for distribution to equity owners except in liquidation. Appropriations to the staff welfare and bonus reserve are charged to income as general and administrative expense, and any unutilized balance is included in current liabilities.

These statutory reserves are not transferable to the Company in the form of dividends, advances, or loans. There are no legal requirements in the PRC to fund these reserves by transfer of cash to any restricted accounts, and the Group does not do so. PRC regulations currently permit payment of dividends only out of accumulated profits as determined in accordance with PRC accounting standards and regulations. The9 Computer, C9I Shanghai, C9I Beijing, Jiu Tuo and Jiu Jing and the Company’s VIE subsidiaries can only distribute dividends after they have met the PRC requirements for appropriation to statutory reserves. Additionally, as the Company does not have any direct ownership in the VIE subsidiaries, the VIE subsidiaries cannot directly distribute dividends to the Company.

In March 2009, the Board of Directors of Shanghai IT approved the appropriation of statutory reserves of RMB3.2 million. In 2010 and 2011, there was no appropriation of statutory reserves.

Noncontrolling interest	12 Months Ended
Dec. 31, 2011
Noncontrolling interest

27. Noncontrolling interest

As of December 31, 2011, the Group’s noncontrolling interest mainly included equity interests in Red 5, Fire Rain, Wanyouyl and Mengxiang Hulian and equity awards granted as compensation by the Group’s subsidiaries. The following schedule shows the effects of changes in the ownership interest of The9 Limited in its subsidiaries on equity attributed to The9 Limited for the years ended December 31, 2009, 2010 and 2011.

	December 31, 2009	December 31, 2010	December 31, 2011
	RMB	RMB	RMB
Net loss attributable to The9 Limited	(405,152,407)	(499,611,594)	(284,329,931)

Transfers (to) from the noncontrolling interest
Increase in The9 Limited’s additional paid-in capital for issuance of shares by Red 5 upon stock option exercise	0	5,564	4,044
Increase in The9 Limited’s additional paid-in capital for purchase of common shares of Red 5 from holders of noncontrolling interest	0	523,586	1,565,749
Decrease in The9 Limited’s additional paid-in capital for conversion of a loan into equity of Fire Rain	(2,757,183)	0	0
Decrease in The9 Limited’s additional paid-in capital for capital contribution to Red 5, Fire Rain, Wanyouyl and Mengxiang Hulian	0	(6,981,392)	(12,741,104)

Change from net loss attributable to The9 Limited and transfers (to) from noncontrolling interests	(407,909,590)	(506,063,836)	(295,501,242)

COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2011
COMMITMENTS AND CONTINGENCIES

28. COMMITMENTS AND CONTINGENCIES

28.1 Operating lease commitments

The Group has entered into operating lease arrangements relating to the use of certain premises and internet data centers. Future minimum lease payments for non-cancellable operating leases as of December 31, 2011 are as follows:

	RMB	US$
		(Note 3)

2012	15,089,018	2,397,404
2013	4,724,965	750,721
2014	242,094	38,465

	20,056,077	3,186,590

Total rental expenses amounted to RMB62.1 million, RMB18.4 million and RMB21.2 million (US$3.4 million) for the years ended December 31, 2009, 2010 and 2011, respectively.

28.2 Other contractual obligations

As of December 31, 2011, the license fee the Group has committed to pay upon the commercial launches of the licensed games was US$0.7 million.

28.3 Contingencies

On June 18, 2007, Beijing Beida Founder Electronics Company filed a lawsuit in the Beijing High Court against two other companies and two wholly-owned subsidiaries of the Group, alleging that the defendants had, through a game that the two subsidiaries licensed and are operating, infringed its intellectual property rights with respect to certain of its copyrighted fonts. The plaintiff in the case demanded, among others, that the defendants cease such alleged infringing use and pay RMB100 million for its alleged losses. The Group intends to assert its rights in the court of law. Based on the on-going assessment by the Group’s management and external legal counsel, the management believes that the likelihood for the Group to pay compensation is probable and the amount of compensation and legal fees estimated by management and external legal counsel is measurable. The lawsuit was heard on November 26, 2009 by the Beijing Superior Court. The Group asserted its rights in the court. On February 3, 2010, the court issued a judgment against the Group and other defendants in the lawsuits for infringing certain intellectual property rights of the plaintiff. Based on the court’s judgment, the Group shall pay a total of RMB1.6 million compensation to the plaintiff. Subsequently, the plaintiff filed an appeal challenging the judgment. Based on advice from external legal counsel, the Group’s management believes that it is most probable that the appellate court will uphold the judgment. As of December 31, 2009, the Group had accrued RMB6.1 million for this litigation, including legal fees, based on the latest development. The Group has paid RMB4.5 million and RMB1.2 million in 2010 and 2011, respectively, and further accrued RMB2.8 million and RMB0.3 million for compensation and legal fees relating to this litigation during the years ended December 31, 2010 and 2011, respectively. The amount of compensation and legal fees is subject to the final result of the appeal, which is still in process.

On October 21, 2009, a securities class action lawsuit, entitled Glaser v. The9 Ltd. et al., Case No. 09-Civ-8904 was filed in the United States District Court for the Southern District of New York against the Group in connection with the non-renewal of the WoW license agreement with Blizzard Entertainment, Inc. The plaintiffs in this case allege that the defendants misrepresented or failed to make material disclosures regarding the likelihood that we would be renewing the WoW license agreement with Blizzard Entertainment, Inc. The plaintiffs allege federal securities law violations and seek unspecified damages. On November 4, 2009, an additional securities class action lawsuit, entitled O’Dea v. The9 Ltd. et al., Case No. 09-Civ-9166 was filed in the United States District Court for the Southern District of New York against the same defendants with substantially the same allegations. The court consolidated these complaints into a single action on February 2, 2010, and the consolidated complaint was filed on March 19, 2010. The Group filed a motion to dismiss the consolidated complaint on May 28, 2010. The plaintiffs filed their opposition to the motion to dismiss on July 12, 2010, to which the Group filed a reply on August 11, 2010. In March 2011, the court granted the Company’s motion to dismiss. In May 2011 the plaintiffs filed a stipulation of voluntary dismissal and accordingly, no accruals had been provided.

In May 2011, Diego Maradona filed a lawsuit in the Beijing No. 1 Intermediate People’s Court against Shanghai IT and a third party company in China, alleging that the defendants used his name and image in a web and social game operated by the Group without his authorization. In July 2011, the plaintiff amended his compliant to include The9 Computer as a defendant. The plaintiff in the case demanded, among others, that the defendants to pay RMB20 million for its alleged losses. Based on the Group’s estimation, which was based on the advice from external legal counsel, it is probable the Group may lose the lawsuit and the estimated contingent loss is approximately RMB2 million based on historical record of such civil lawsuit. Accordingly, the Group accrued the RMB2 million (US$0.3 million) contingent loss for the year ended December 31, 2011.

IMPAIRMENT AND CHARGES RELATED TO EXPIRATION OF WOW LICENSE	12 Months Ended
Dec. 31, 2011
IMPAIRMENT AND CHARGES RELATED TO EXPIRATION OF WOW LICENSE

29. IMPAIRMENT AND CHARGES RELATED TO EXPIRATION OF WOW LICENSE

The Group obtained an exclusive license to localize and promote WoW in China in 2004 and commercially launched the localized WoW in 2005. Through end of March 2009, the Company and Blizzard were conducting ongoing negotiations, which formally commenced in April 2008 with respect to the Company continuing to operate WoW in mainland China. On April 16, 2009, the Company learned that the WoW license would be licensed to another China-based online game company. The Company had believed that an agreement by which the Company would continue to operate WoW beyond the expiration of the then existing license was imminent. The WoW license was not renewed upon expiration on June 7, 2009.

For the year ended December 31, 2009, the Group recorded the following impairment and certain other charges:

•

The Group continued to make prepayment of royalties for WoW until the expiration of the WoW license. As a result of the non-renewal of the WoW license, the Group recognized an impairment loss for prepaid royalties, deferred costs and related prepaid withholding taxes of RMB60.7 million, RMB38.1 million and RMB4.4 million, respectively, for the year ended December 31, 2009;

•

As a result of change in accounting estimate on the useful life of computer equipment through the end of the WoW license, the Group recorded additional depreciation expense as a component of cost of service in the amount of RMB40.0 million in 2009. Depreciation expense relating to this change is to increase both loss from operations and net loss by RMB40.0 million, and to increase both basic and diluted net loss per share by RMB1.57 in 2009.

•

A RMB30.2 million impairment of goodwill following the expiration of the WoW license on June 7, 2009. The Group determined the fair value of the reporting unit related to WoW using the income approach. The income approach included the use of a discounted cash flow model, which required assumptions of projected revenue expenses, capital expenditures and other costs, as well as a discount rate calculated based on the risk profile of the online game industry. The Group does not expect any revenue from WoW reporting unit after expiration of the WoW license and assessed the fair value of the WoW reporting unit to be zero. Accordingly, the assigned value for goodwill related to WoW was zero and a full impairment was recognized.

•	As of December 31, 2009, the WoW related computer and equipment and intangible assets have been fully depreciated and no additional impairment was recognized in 2009.

For the years ended December 31, 2010 and 2011, there were no additional impairment charges recorded related to the expiration of WoW license.

Subsequent Events	12 Months Ended
Dec. 31, 2011
Subsequent Events

30. Subsequent Events

In January 2012, the Group entered into a cooperative agreement with Shanghai Shenhua Liansheng Football Club Co., Ltd. (“Shenhua”), for endorsing and promoting Firefall for a term of two years. Under the agreement, Shenhua players will wear jerseys bearing the name and logo of Firefall in all domestic and international soccer games as well as make appearances at press conferences, product promotion, sales initiatives for Firefall, and participate in other activities for promoting Firefall. The Group will pay Shenhua RMB32 million for the promotion services. In addition, the Group entered into an endorsement agreement with Nicolas Anelka (“Anelka”), a famous soccer player newly joining Shenhua, for worldwide endorsement and promotion of Firefall for a consideration of EUR2.7 million (RMB21.9 million). As Mr. Zhu, the Chairman and chief executive officer of the Company and one of the principal shareholders of the Company, is also one of the major shareholders of Shenhua, the endorsement and promotion transactions with Shenhua and Anelka constituted related party transactions.